UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Fat Projects Acquisition Corp

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FAT PROJECTS ACQUISITION CORP

27 Bukit Manis Road

Singapore, 099892

+65-8590-2056

NOTICE OF GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 14, 2023

TO THE SHAREHOLDERS OF FAT PROJECTS ACQUISITION CORP:

You are cordially invited to attend the general meeting of shareholders of Fat Projects Acquisition Corp, which we refer to as “we,” “us,” “our,” “FATP” or the “Company,” to be held at [●] [a.m./p.m.] Eastern Time on April 14, 2023.

The general meeting will be conducted via live webcast. You will be able to attend the general meeting, to vote and submit your questions during the general meeting by visiting https://www.cstproxy.com/fatprojects/2023. To access the virtual online general meeting, you will need your 12-digit control number to vote electronically at the general meeting. The accompanying proxy statement (the “Proxy Statement”) is dated [●] and is first being mailed to shareholders of the Company on or about [March 27, 2023].

The sole purpose of the general meeting is to consider and vote upon the following three proposals:

●	a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Existing Company Charter”) in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment,” which removes all $5,000,001 net tangible assets requirements and thresholds, and changes the structure and cost of the Company’s right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that closed on October 15, 2021 (the “IPO”) from April 15, 2023 (the “Termination Date”) by up to nine (9) one-month extensions to January 15, 2024 (each of which we refer to as an “Extension”, and such later date, the “Extended Deadline”) provided that (i) the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension until January 15, 2024 unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with (such proposal, the “Extension Amendment Proposal”);

●	a proposal to amend the Investment Management Trust Agreement dated October 12, 2021 and amended January 13, 2023 (the “Trust Agreement”) entered into between Continental Stock Transfer & Trust Company, as trustee (“Continental”) and the Company governing the trust account (the “Trust Account”) established in connection with the IPO, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement to allow the Company to extend the Termination Date for an additional nine (9) month period, from April 15, 2023 to January 15, 2024 (the “Trust Amendment”), by depositing into the Trust Account the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension (such proposal is the “Trust Amendment Proposal”); and

●	a proposal to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal,” which will be presented only if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to reduce our cost to extend the Termination Date by one or more extensions to the Extended Deadline to complete our previously announced business combination (the “Business Combination”) with Avanseus Holdings Pte. Ltd., a Singapore private company limited by shares (“Avanseus”). On August 26, 2022, FATP entered into a business combination agreement with Avanseus, as amended pursuant to Amendment No. 1 thereto dated as of October 3, 2022 and Amendment No. 2 thereto dated as of January 6, 2023 (as it may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”). Pursuant to the Business Combination Agreement, among other things, (i) each holder of Avanseus ordinary shares and Avanseus non-voting shares will exchange each such outstanding Avanseus share for 0.318496 FATP Class A ordinary shares (rounded down to the nearest whole share), and Avanseus will thereby become a wholly-owned subsidiary of FATP, and (ii) each restricted share award (an “Avanseus Restricted Share Award”) outstanding with respect to Avanseus ordinary shares or Avanseus non-voting shares that is not vested at the effective time of the exchange of Avanseus shares for FATP Class A ordinary shares (the “Exchange”) will be amended to provide that FATP assumes and replaces Avanseus as the grantor of unvested Avanseus shares subject to the Avanseus Restricted Share Awards (“Unvested Grant Shares”) and the grantee becomes entitled to receive 0.318496 FATP Class A ordinary shares in place of each unvested Avanseus share if and when vesting.

Pursuant to the Existing Company Charter, the Company currently has until April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), to complete its initial business combination. While we and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the filing on October 5, 2022 of a registration statement on Form S-4 with the U.S. Securities and Exchange Commission relating to the Business Combination, the filing of an Amendment No. 1 and Amendment No. 2 thereto on November 25, 2022 and January 6, 2023, respectively (as it may be further amended, the “Registration Statement”) our board of directors (the “FATP Board”) believes that there may not be sufficient time before April 15, 2023, to consummate the closing of the Business Combination.

If the Extension Amendment and the Trust Amendment are approved and implemented, the Company may, but is not obligated to, extend the period in which the Company must complete the Initial Business Combination up to nine more times, each by an additional one month, for an aggregate of up to nine additional months, provided that the Company or the Sponsor (or any of either of their affiliates or designees) will deposit, on or prior to (i) in case of the first such extension, the deadline for the Company to consummate a Business Combination prior to such extension, or the next business day if such deadline is not a business day, and (ii) for each subsequent extension, the last day of the immediately preceding extension for each such extension, or the next business day if such last day is not a business day (each a “Deadline Date”), into the Trust Fund the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension.

The FATP Board has determined that it is in the best interests of the Company to have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to allow for additional time to consummate the Business Combination and to reduce our cost to extend the Termination Date to the Extended Deadline. Without the Extension, the Company believes that the Company will not be able to complete the Business Combination on or before the Termination Date. If that were to occur and the Company did not extend the Termination Date pursuant to the Existing Company Charter, the Company would be precluded from completing the Business Combination and would be forced to liquidate.

Without the Extension Amendment, we can obtain up to 3 one-month extensions to the Termination Date to July 15, 2023 if we request such one-month extensions before April 15, 2023, May 15, 2023, and June 15, 2023, respectively, and we or our Sponsor deposits $0.0575 per share for each Public outstanding as of the applicable Deadline Date for each extension. With the Extension Amendment, the cost to purchase one-month extensions is the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension.

We are pleased to utilize the virtual shareholder meeting technology to provide ready access, safety and cost savings for our shareholders and the Company. The online meeting format allows attendance from any location in the world.

Even if you are planning to attend the general meeting online, please promptly submit your proxy vote by telephone or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the general meeting. Instructions on voting your shares are on the proxy materials you received for the general meeting. In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their publicly traded shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), which election we refer to as the “Redemption Election.”

A Redemption Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and a Redemption Election can also be made by public shareholders (the “public shareholders”) who do not vote, or do not instruct their broker or bank how to vote, at the general meeting. Holders of public shares may make a Redemption Election regardless of whether such public shareholders were holders as of the record date.

Public shareholders who do not make the Redemption Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Deadline. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the general meeting, if the Extension Amendment is implemented and a public shareholder does not make a Redemption Election, they will retain the right to vote on any proposed business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event any proposed business combination is completed.

You are not being asked to vote on a business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Deadline.

Based upon the amount in the Trust Account as of March 14, 2023, which was $56,394,469.44, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the general meeting. The closing price of the public shares on Nasdaq on March 14, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.49. We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

TO DEMAND REDEMPTION, BEFORE 5:00 P.M. EASTERN TIME ON APRIL 12, 2023 (TWO BUSINESS DAYS BEFORE THE GENERAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY OR TO DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN. THE REDEMPTION RIGHTS INCLUDE THE REQUIREMENT THAT A HOLDER MUST IDENTIFY ITSELF IN WRITING AS A BENEFICIAL HOLDER AND PROVIDE ITS LEGAL NAME, PHONE NUMBER AND ADDRESS TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY IN ORDER TO VALIDLY REDEEM ITS SHARES.

The purpose of the Trust Amendment is to amend the Trust Agreement to conform the procedures in the Trust Agreement by which the Company may extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination to the procedures in the Extension Amendment.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), as contemplated by our IPO prospectus and in accordance with the Existing Company Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses as provided in our registration statement), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the FATP Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

FAT Projects SPAC Pte. Ltd. (the “Sponsor”) has, pursuant to the Sponsor Support Agreement (as defined in the accompanying proxy statement/prospectus), agreed to, among other things, vote all of its FATP Shares in favor of the proposals being presented at a general meeting of FATP’s shareholders in connection with the consummation of the Business Combination (the “BCA Meeting”). In September 2021, FATP received expressions of interest from the Anchor Investors to purchase Units in the FATP IPO. Prior to the closing of the FATP IPO, FATP and the Sponsor entered into agreements with the Anchor Investors (as hereinafter defined) providing that the Sponsor would sell 75,000 of its FATP Class B Ordinary Shares at a purchase price of approximately $0.009 per share (which is the same price that the Sponsor paid FATP at the original issuance of such shares) to each Anchor Investor that purchased 990,000 Units in the FATP IPO for a total of $675 per Anchor Investor or an aggregate of $6,750 for all Anchor Investors. As all 10 Anchor Investors purchased their 990,000 Unit allotments, the Sponsor sold 75,000 of its FATP Class B Ordinary Shares to each Anchor Investor (for a total of 750,000 shares) at the closing of the FATP IPO. The fair value of each Founder Share was determined to be $6.75. None of the Anchor Investors are affiliates of FATP, the Sponsor or any of the directors or officers of FATP. As of the date of this proxy statement/prospectus, the Sponsor’s shareholders and the Anchor Investors in the aggregate own 2,875,000 FATP Class B Ordinary Shares, which constitute approximately [●]% of the issued and outstanding FATP Ordinary Shares, and which they are obligated to vote in favor of the proposals being presented at the BCA Meeting. (The Anchor Investors are not obligated to vote their FATP Class A Ordinary Shares in favor of the proposals.) After the transfers of Founder Shares to the Anchor Investors, the Sponsor owned 2,125,000 Founder Shares (as defined below) that were issued to the Sponsor prior to our IPO, and 2,865,000 private placement warrants (the “Private Placement Warrants,”) that were purchased by the Sponsor in a private placement that closed simultaneously with the closing of the IPO. As used herein, “Founder Shares” refers to all issued and outstanding shares of our Class B ordinary shares. Promptly following the completion of the IPO, the Sponsor distributed all of its remaining Founder Shares and all of the Private Placement Warrants to its shareholders. Therefore, the Sponsor itself no longer holds any FATP Shares, and all of the Founder Shares are held by the Anchor Investors or the Sponsor’s shareholders. In the event of a liquidation, our Sponsor’s shareholders and the Anchor Investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

The affirmative vote of the holders of at least two-thirds of the outstanding FATP ordinary shares (with the Class A ordinary shares and the Founder Shares voting together as a single class) who, being present and entitled to vote at the general meeting, vote on the Extension Amendment Proposal at the general meeting will be required to approve the Extension Amendment Proposal and at least 65% of the Company’s outstanding ordinary shares (with the Class A ordinary shares and the Founder Shares voting together as a single class) will be required to approve the Trust Amendment Proposal. Shareholder approval of the Extension Amendment and Trust Amendment are required for the implementation of the FATP Board’s plan to revise the procedures and cost of extensions of the Termination Date by which we must consummate our initial business combination. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, subject to the terms of the Business Combination Agreement, the FATP Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our shareholders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by shareholders represented in person or by proxy at the general meeting.

The FATP Board has fixed the close of business on March 17, 2023 as the record date for determining the Company shareholders entitled to receive notice of and vote at the general meeting and any adjournment thereof. Only holders of record of the Company’s ordinary shares on that date are entitled to have their votes counted at the general meeting or any adjournment thereof.

After careful consideration of all relevant factors, the FATP Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and in the best interests of FATP and recommends that FATP shareholders vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal, if presented.

Under the Existing Company Charter, no other business may be transacted at the general meeting other than that set out in this notice.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the general meeting. Whether or not you plan to attend the general meeting, we urge you to read this material carefully and vote your ordinary shares.

March [●], 2023

By Order of the FATP Board

Tristan Lo
Chairman of the Board of Directors

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the general meeting. If you are a shareholder of record, you may also cast your vote online at the general meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the general meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the general meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the general meeting.

Important Notice Regarding the Availability of Proxy Materials for the general meeting to be held on April 14, 2023: This notice of the general meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/fatprojects/2023.

TABLE OF CONTENTS

Notice of General Meeting Of Shareholders

i

FAT PROJECTS ACQUISITION CORP

27 Bukit Manis Road

Singapore, 099892

+65-8590-2056

GENERAL MEETING OF FAT PROJECTS ACQUISITION CORP

To Be Held at [●] [a.m./p.m.] Eastern Time on April 14, 2023

PROXY STATEMENT

The general meeting of the shareholders of Fat Projects Acquisition Corp, which we refer to as “we,” “us,” “our,” “FATP” or the “Company,” to be held at [●] [a.m./p.m.] Eastern Time on April 14, 2023 via a live webcast at https://www.cstproxy.com/fatprojects/2023 for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Existing Company Charter”) in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment,” removing all $5,000,001 net tangible assets requirements and thresholds, and giving the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses (a “business combination”), (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A ordinary shares included as part of the units sold in the Company’s initial public offering that closed on October 15, 2021 (the “IPO”) from April 15, 2023 (the “Termination Date”) by up to nine (9) one-month extensions to January 15, 2024 (which we refer to as the “Extension”, and such later date, the “Extended Deadline”) by depositing the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension (such proposal, the “Extension Amendment Proposal”);

●	a proposal to amend the Investment Management Trust Agreement dated October 12, 2021 and amended January 13, 2023 (the “Trust Agreement”) entered into between Continental Stock Transfer & Trust Company, as trustee (“Continental”) and the Company governing the trust account (the “Trust Account”) established in connection with the IPO (the “Trust Amendment”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement to extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, from April 15, 2023 to January 15, 2024 (or such later date as may be determined by the FATP shareholders) (such proposal is the “Trust Amendment Proposal”); and

●	a proposal to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal, which we refer to as the “Adjournment Proposal,” which will be presented only if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment Proposal and the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to remove all $5,000,001 net tangible assets requirements and thresholds, and to change the structure and cost of the Company’s right to extend the allow us additional time to complete our previously announced business combination (the “Business Combination”) with Avanseus Holdings Pte. Ltd., a Singapore private company limited by shares (“Avanseus”). On August 26, 2022, FATP entered into a business combination agreement with Avanseus, as amended pursuant to Amendment No. 1 thereto dated as of October 3, 2022 (as it may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”). Pursuant to the Business Combination Agreement, among other things, (i) each holder of Avanseus ordinary shares and Avanseus non-voting shares will exchange each such outstanding Avanseus share for 0.318496 FATP Class A ordinary shares (rounded down to the nearest whole share), and Avanseus will thereby become a wholly-owned subsidiary of FATP, and (ii) each restricted share award granted by Avanseus (each an “Avanseus Restricted Share Award”) outstanding with respect to Avanseus ordinary shares or Avanseus non-voting shares that is not vested at the effective time of the exchange of Avanseus shares for FATP Class A ordinary shares (the “Exchange”) will be amended to provide that FATP assumes and replaces Avanseus as the grantor of unvested Avanseus shares subject to the Avanseus Restricted Share Awards (“Unvested Grant Shares”) and the grantee becomes entitled to receive 0.318496 FATP Class A ordinary shares in place of each unvested Avanseus share if and when vesting.

Pursuant to the Existing Company Charter, the Company currently has until April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), to complete its initial business combination. While we and the other parties to the Business Combination Agreement are working toward satisfaction of the conditions to completion of the Business Combination, including the filing on October 5, 2022 of a registration statement on Form S-4 with the U.S. Securities and Exchange Commission relating to the Business Combination and an Amendment No. 1 and Amendment No. 2 thereto on November 25, 2022 and January 6, 2023, respectively (as it may be further amended, the “Registration Statement”), our board of directors (the “FATP Board”) believes that there may not be sufficient time before January 15, 2023 to consummate the closing of the Business Combination.

If the Extension Amendment and the Trust Amendment are approved and implemented, the Company may, but is not obligated to, extend the period in which the Company must complete the Initial Business Combination up to nine more times, each by an additional one month, for an aggregate of up to nine additional months, provided that the Company or the Sponsor (or any of either of their affiliates or designees) will deposit, on or prior to (i) in case of the first such extension, the deadline for the Company to consummate a Business Combination prior to such extension, or the next business day if such deadline is not a business day, and (ii) for each subsequent extension, the last day of the immediately preceding extension for each such extension, or the next business day if such last day is not a business day (each a “Deadline Date”), into the Trust Fund the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension.

The FATP Board has determined that it is in the best interests of the Company to remove all $5,000,001 net tangible assets requirements and thresholds from their Existing Company Charter and to seek an amendment to the procedures and cost for the Company to obtain an extension of the Termination Date and have the Company’s shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal to reduce our cost to extend the Termination Date to the Extended Deadline. Without the Extension (either under the Existing Company Charter or pursuant to the Extension Amendment), the Company believes that the Company will not be able to complete the Business Combination on or before the Termination Date. If that were to occur and the Company did not extend the Termination Date pursuant to the Existing Company Charter, the Company would be precluded from completing the Business Combination and would be forced to liquidate.

Without the Extension Amendment, we can obtain up to 3 one-month extensions to the Termination Date to July 15, 2023 if we request such one-month extensions before April 15, 2023, May 15, 2023, and June 15, 2023, respectively, and we or our Sponsor deposits $0.0575 per share for each Public outstanding as of the applicable Deadline Date for each extension. With the Extension Amendment, the cost to purchase one-month extensions is the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension.

In connection with the Extension Amendment Proposal, public shareholders may elect to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Class A ordinary shares included as part of the units sold in the IPO (the “public shares”), and which election we refer to as the “Redemption Election.”

A Redemption Election can be made regardless of whether such public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Trust Amendment Proposal, and a Redemption Election can also be made by public shareholders who do not vote, or do not instruct their broker or bank how to vote, at the general meeting. Holders of public shares (the “public shareholders”) may make a Redemption Election regardless of whether such public shareholders were holders as of the record date.

Public shareholders who do not make the Redemption Election would be entitled to have their shares redeemed for cash if we have not completed a business combination by the Extended Deadline. In addition, regardless of whether public shareholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and/or the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the general meeting, if the Extension Amendment is implemented and a public shareholder does not make a Redemption Election, they will retain the right to vote on any proposed business combination in the future and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such business combination, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event such business combination is completed. We are not asking you to vote on any business combination at this time.

The withdrawal of funds from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $56,394,469.44 that was in the Trust Account as of March 14, 2023. In such event, we may need to obtain additional funds to complete any proposed business combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), as contemplated by our IPO prospectus and in accordance with the Existing Company Charter, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, holders of Founder Shares (all of which are held by the Sponsor’s shareholders and Anchor Investors), will not receive any monies held in the Trust Account as a result of their ownership of Founder Shares.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the Trust Agreement, will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Deadline. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Deadline if the Extension Amendment Proposal is approved.

Our board has fixed the close of business on March 17, 2023 as the record date for determining the shareholders entitled to receive notice of and vote at the general meeting and any adjournment thereof. Only holders of record of the shares of ordinary shares on that date are entitled to have their votes counted at the general meeting or any adjournment thereof. On the record date of the general meeting, there were [●] FATP ordinary shares outstanding, of which [●] were public shares, [●] were Founder Shares and [●] were Class A ordinary shares issued to the lead underwriter for our IPO (the “Representative Shares”). The Founder Shares and the Representative Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the general meeting and the proposals. Please read it carefully and vote your shares. We will pay for the entire cost of soliciting proxies. We have engaged Laurel Hill Advisory Group LLC (“Laurel Hill”), to assist in the solicitation of proxies for the general meeting. We have agreed to pay Laurel Hill a fee of $13,500. We will also reimburse Laurel Hill for reasonable out-of-pocket expenses and will indemnify Laurel Hill and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the general meeting (or April 12, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor’s shareholders and the Anchor Investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares. As a consequence, a liquidating distribution from the Trust Account will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the current amount in the Trust Account, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●]. Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $[●], plus interest, due to unforeseen claims of creditors.

This Proxy Statement is dated [●] and is first being mailed to shareholders on or about March 27, 2023.

By Order of the FATP Board,

Tristan Lo
Chairman of the Board of Directors

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company incorporated on April 16, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement/prospectus as our initial business combination.

On October 15, 2021, we consummated our IPO from which we derived gross proceeds of $115,000,000 in the aggregate. Simultaneously with the closing of the FATP IPO, we consummated the sale of 2,865,000 Private Placement Warrants to the Sponsor at a price of $1.00 per warrant, generating gross proceeds of $2,865,000.

FATP placed a total of $115,000,000, comprised of the proceeds from the FATP IPO (which amount includes $4,025,000 of the deferred underwriting compensation) and $2,865,000 of the proceeds of the sale of the Private Placement Warrants, into the trust account.

Like most blank check companies, the Existing Company Charter provides for the return of our IPO proceeds held in trust to the holders of Class A ordinary shares sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date, which was initially October 15, 2022, which we extended from April 15, 2023 to January 15, 2023 when our Sponsor filed a registration statement on Form S-4 (the “Registration Statement”) on October 5, 2022 relating to our initial business combination pursuant to that certain Business Combination Agreement, dated as of August 26, 2022, by and between us and Avanseus (the “Business Combination”), which was amended on November 25, 2022 (and which may be further amended) and which we have further extended to April 15, 2023 pursuant to the approval of FATP’s Shareholders at the January 12, 2023 general meeting. The FATP Board believes that it is in the best interests of the shareholders to remove all $5,000,001 net tangible assets requirements and thresholds and to change the structure and cost of the Company’s right to extend the date by which the Company must complete the Business Combination. For more information about the Business Combination, see our Registration Statement.

What is being voted on?	You are being asked to vote on:

	●	a proposal to amend the Existing Company Charter to amend the procedures and cost for the Company to extend the date by which we have to consummate a business combination from April 15, 2023 to the Extended Deadline, which is January 15, 2024 by up to nine (9) one-month extensions, as specifically set forth in this proxy;

	●	a proposal to amend our Trust Agreement to conform the procedures in the Trust Agreement by which the Company may extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, from April 15, 2023, to January 15, 2024 (or such earlier date after April 15, 2023 as determined by the Company’s board of directors) to the procedures in the Extension Amendment; and

●	a proposal to approve the adjournment of the general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

The Extension Amendment Proposal and the Trust Amendment Proposal are required to restructure how we may extend the date that we have to complete the Business Combination. The purpose of the Extension Amendment and the Trust Amendment Proposal are both to reduce the cost to the Company to obtain more time to complete the Business Combination.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension Amendment is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $56,394,469.44 that was in the Trust Account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate a business combination by April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), as contemplated by our IPO prospectus and in accordance with the Existing Company Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the FATP Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our liquidation. In the event of a liquidation, holders of our Founder Shares and Private Placement Warrants, including our Sponsor’s shareholders and the Anchor Investors, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares and Private Placement Warrants.

Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	The Existing Company Charter provides for the return of the funds held in the Trust Account to the holders of public shares if there is no qualifying Business Combination consummated on or before April 15, 2023 unless extended under the Existing Company Charter. The FATP Board believes that there will not be sufficient time before April 15, 2023 to hold a general meeting for shareholder approval of any proposed Business Combination or to consummate any proposed Business Combination. The FATP Board believes that in order to be able to consummate any proposed business combination, we will need to extend the April 15, 2023 Termination Date by some or all of the 9-month Extension Period.

The purpose of the Extension Amendment Proposal and Trust Amendment Proposal, and, if necessary, the Adjournment Proposal, is to remove all $5,000,001 net tangible assets requirements and thresholds and to reduce the cost to fund extensions. There is no assurance that the Company will be able to consummate the Business Combination, given the actions that must occur prior to closing of the Business Combination.

Accordingly, our board is proposing the Extension Amendment Proposal and the Trust Amendment Proposal to amend the Existing Company Charter in the form set forth in Annex A hereto and to amend the Trust Agreement in the form set forth in Annex B hereto, respectively, to change the structure and cost to extend the date by which we must (i) consummate a business combination, or (ii) if we fail to consummate a business combination, (A) cease all operations except for the purpose of winding up, (B) redeem all of the Company’s public shares and (C) liquidate and dissolve and to provide that if any Extended Deadline ends on a day that is not a business day, such Extended Deadline will be automatically extended to the next succeeding business day, and our board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, from April 15, 2023 to January 15, 2024 (or such earlier date after April 15, 2023 as determined by the Company’s board of directors).

If the Extension Amendment Proposal and Trust Amendment Proposal are not approved by the Company’s shareholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved by the Company’s shareholders, the FATP Board may not be able to adjourn the general meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Why should I vote “FOR” the Extension Amendment Proposal?	The FATP Board believes that our shareholders will benefit from the consummation of the Business Combination and is proposing the Extension Amendment Proposal to remove all $5,000,001 net tangible assets requirements and thresholds and to reduce our cost to extend the date to complete the Business Combination until the Extended Deadline to give us additional time to complete the Business Combination.

The FATP Board has determined that it is in the best interests of our shareholders to approve the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, to remove all $5,000,001 net tangible assets requirements and thresholds and to change the structure and reduce the cost of the Company’s right to extend the date by which the Company must consummate the Business Combination. While we are using our best efforts to complete the Business Combination as soon as practicable, the FATP Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the FATP Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Without the Extension, the FATP Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter). If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

If the Extension Amendment is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Deadline.

Without the Extension Amendment, we can obtain up to 3 one-month extensions to the Termination Date to July 15, 2023 if we request such one-month extensions before April 15, 2023, May 15, 2023, and June 15, 2023, respectively, and we or our Sponsor deposits $0.0575 per share for each Public outstanding as of the applicable Deadline Date for each extension. With the Extension Amendment, the cost to purchase one-month extensions is the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension.

Why should I vote “FOR” the Trust Amendment Proposal?

As discussed above, the FATP Board has determined that it is in the best interests of our shareholders to approve the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, to remove any $5,000,001 net tangible assets requirements and thresholds, and to conform the procedures in the Trust Agreement by which the Company may extend the date on which the Continental must liquidate the Trust Account if the Company has not completed its initial business combination to the procedures in the Extension Amendment. While we are using our best efforts to complete the Business Combination as soon as practicable, the FATP Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the FATP Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with the Business Combination. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Deadline to complete our business combination if we fund all nine of the 1-month Extensions.

The FATP Board recommends that you vote in favor of the Trust Amendment Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by FATP’s shareholders, the FATP Board may not be able to adjourn the general meeting to a later date or dates in the event that there are insufficient shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the general meeting or at the time of the general meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal.

The Existing Company Charter provides that if our shareholders approve an amendment to the Existing Company Charter with respect to (A) the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination before April 15, 2023, or (B) any other provision relating to shareholders’ rights or initial business combination activity, FATP will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares.

We believe that this provision of the Existing Company Charter was included to protect our public shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Existing Company Charter.

The FATP Board believes, however, that given our expenditure of time, effort and money on the proposed Business Combination with Avanseus, circumstances warrant providing those who believe a proposed business combination is an attractive investment with an opportunity to consider such transaction, inasmuch as we are also affording shareholders who wish to redeem their public shares the opportunity to do so, as required under the Existing Company Charter. If you do not elect to redeem your public shares, you will retain the right to vote on any business combination in the future and the right to redeem your public shares in connection with such business combination.

Our board recommends that you vote in favor of the Adjournment Proposal should this be put to your vote.

When would the FATP Board Abandon the Extension Proposal And the Trust Amendment Proposal?	We intend to hold the general meeting to approve the Extension Amendment and Trust Amendment if and only if the FATP Board has determined as of the time of the general meeting that we may not be able to complete the Business Combination on or before April 15, 2023. If we complete the Business Combination on or before April 15, 2023, we will not implement the Extension. Additionally, the FATP Board will abandon the Extension Amendment and Trust Amendment if our shareholders do not approve the Extension Amendment Proposal and Trust Amendment Proposal. Notwithstanding shareholder approval of the Extension Amendment Proposal and Trust Amendment Proposal, the FATP Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our shareholders, subject to the terms of the Business Combination Agreement.

How do the Company insiders intend to vote their shares?

Currently, our Sponsor’s shareholders and the Anchor Investors own all of the Founder Shares, which constitutes approximately [●]% of our issued and outstanding shares.

The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we expect all of the Sponsor’s shareholders to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, though they are not required to do so.

Our Sponsor, directors and officers do not intend to purchase our shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment or the Trust Amendment.

Our Sponsor, our directors and officers, Avanseus, Avanseus’ directors and officers, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the general meeting, although they are under no obligation to do so. Such public shares would be (a) purchased at a price no higher than the redemption price for the public shares, which is currently estimated to be $[●] per share and (b) would not be (i) voted by the initial shareholders or their respective affiliates at the general meeting and (ii) redeemable by the initial shareholders or their respective affiliates. Any such purchases that are completed after the record date for the general meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Extension Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the general meeting are approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment. None of our Sponsor, our directors and officers, Avanseus, Avanseus’ directors and officers, or any of their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What vote is required to adopt the Extension Amendment Proposal?	The approval of the Extension Amendment Proposal requires adoption of a special resolution under Cayman Islands law by the affirmative vote of the holders of at least two-thirds of the issued and outstanding Company ordinary shares who, being present and entitled to vote at the general meeting, vote on the Extension Amendment Proposal at the general meeting.

What vote is required to adopt the Trust Amendment Proposal?	The approval of the Trust Amendment Proposal requires adoption of a special resolution by the affirmative vote of holders of at least 65% of the total issued and outstanding Company ordinary shares as required pursuant to the provisions of the Trust Agreement.

What vote is required to approve the Adjournment Proposal?	The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the then issued and outstanding Company ordinary shares who, being present and entitled to vote at the general meeting, vote on the Adjournment Proposal at the general meeting.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What if I don’t want to vote “FOR” the Trust Amendment Proposal?	If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Trust Amendment. If the Trust Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we have not consummated an initial business combination by the Termination Date (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the FATP Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up.

In the event of a liquidation, our Sponsor’s shareholders and the Anchor Investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Warrants.

What happens if the Trust Amendment Proposal is not Approved?	If the Trust Amendment Proposal is not approved and we do not consummate a business combination by April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), as contemplated by our IPO prospectus and in accordance with the Existing Company Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the FATP Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

If the Extension Amendment Proposal is approved, what happens next?

If the Extension Amendment Proposal is approved by the requisite number of votes, the amendments to the Existing Company Charter that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage of our shares held by our Sponsor as a result of its ownership of the Founder Shares and Private Placement Warrants.

If the Extension Amendment Proposal is approved, we will continue to attempt to consummate an initial business combination until the Extended Deadline. We expect to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such shareholder approval. If we liquidate, our public shareholders may only receive $[●] per share, or less, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If the Trust Amendment Proposal is approved, what happens next?	If the Trust Amendment Proposal is approved, we will continue to seek approval of the Extension Amendment Proposal in order to consummate an initial business combination by the Extended Deadline. If we receive approval of the Extension Amendment Proposal as well, we will amend our Trust Agreement in accordance with this proxy to reflect the terms of the Trust Amendment Proposal and the Extension Amendment Proposal. We expect to seek shareholder approval of the Business Combination. If shareholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such shareholder approval.

What happens to the Company’s warrants if the Extension Amendment Proposal is not Approved?	If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by the Termination Date (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of our public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the FATP Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Deadline. The public warrants will remain outstanding and only become exercisable after the completion of our initial business combination and 12 months from the closing of our IPO, provided we have an effective registration statement under the Securities Act covering the Class A ordinary shares issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

If I do not exercise my redemption rights now, can I exercise my redemption rights in connection with any future initial Business combination?	Yes. If you do not exercise your redemption rights now, you retain the right to exercise your redemption rights in connection with any future proposed business combination, subject to any limitations set forth in the Existing Company Charter.

Am I able to exercise my redemption rights in connection with our initial business combination?	If you were a holder of Class A ordinary shares as of the close of business on any record date for a future meeting to seek shareholder approval of our initial business combination, you will be able to vote on our initial business combination. The general meeting relating to the Extension Amendment Proposal and the Trust Amendment Proposal does not affect your right to elect to redeem your public shares in connection with the Business Combination, subject to any limitations set forth in the Existing Company Charter. If you do not approve of the Business Combination, you will retain your right to redeem your public shares upon consummation of the Business Combination in connection with the shareholder vote to approve the Business Combination, subject to any limitations set forth in the Existing Company Charter.

How do I attend the meeting?	The general meeting will be held via live webcast. You will be able to attend the general meeting online, vote and submit your questions during the general meeting by visiting https://www.cstproxy.com/fatprojects/2023. To access the virtual online general meeting, you will need your 12-digit control number to vote electronically at the general meeting.

If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

Shareholders will also have the option to listen to the general meeting by telephone by calling:

● Within the U.S. and Canada: +1 800-450-7155 (toll-free)

● Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 1565368#. You will not be able to vote or submit questions unless you register for and log in to the general meeting webcast as described herein.

How do I change or revoke my vote?	You may change your vote by e-mailing a later-dated, signed proxy card to FATP@laurelhill.com so that it is received by us prior to the general meeting or by attending the general meeting online and voting. You also may revoke your proxy by sending a notice of revocation to us, which must be received by us prior to the general meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the general meeting and vote at the general meeting online, you must bring to the general meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are votes counted?	Votes will be counted by the inspector of election appointed for the general meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes.

Abstentions and broker non-voted will count as shares present for purposes of determining whether a quorum is present but will not count as votes cast at the general meeting.

Approval of the Extension Amendment Proposal requires the affirmative vote of holders of two-thirds of the Company ordinary shares issued and outstanding on the record date who, being present and entitled to vote at the general meeting, vote on the Extension Amendment Proposal at the general meeting, and approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of the Company ordinary shares issued and outstanding on the record date. Abstentions and broker non-votes will therefore count as votes AGAINST the Extension Amendment Proposal and the Trust Amendment Proposal.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast thereon at the general meeting. Abstentions and broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of our shareholders is necessary to hold a valid general meeting. A quorum will be present at the general meeting if the holders of a majority of the issued and outstanding shares entitled to vote at the general meeting are represented in person or by proxy.

As of the record date for the general meeting, the holders of at least [●] shares would be required to achieve a quorum.

Your shares will be counted towards the quorum if you appear in person or if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the general meeting. Abstentions will be counted towards the quorum requirement.

Who can vote at the general meeting?	Only holders of record of our shares at the close of business on the record date, March 17, 2023, are entitled to have their vote counted at the general meeting and any adjournments or postponements thereof. As of the record date, [●] of our shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the general meeting or vote by proxy. Whether or not you plan to attend the general meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the general meeting. However, since you are not the shareholder of record, you may not vote your shares online at the general meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the FATP Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, the FATP Board has determined that the Extension Amendment, the Trust Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its shareholders. The FATP Board recommends that our shareholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, the Sponsor’s shareholders and the Anchor Investors have in the approval of the proposals?	Our Sponsor, our Sponsor’s shareholders and the Anchor Investors have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include:

	(1)	the Sponsor paid an aggregate of $25,000 for the 2,875,000 FATP Class B Ordinary Shares currently owned by the Sponsor’s shareholders and the Anchor Investors, and such securities will have a significantly higher value after the Business Combination. As of March 14, 2023, the most recent practicable date prior to the date of this proxy statement/prospectus, the aggregate market value of these shares, if unrestricted and freely tradable, would be $30,158,750, based upon a closing price of $10.49 per public share on Nasdaq on March 14, 2023 (and will have zero value if neither the Business Combination nor any other business combination is completed on or before the Final Redemption Date).

	(2)	given the very low purchase price (of $25,000 in aggregate) that the Sponsor paid for the Founder Shares as compared to the price of the Class A ordinary shares sold in the IPO and the substantial number of Class A ordinary shares that the Sponsor’s shareholders will receive upon conversion of the Founder Shares in connection with the Business Combination, the Sponsor’s shareholders may earn a positive rate of return on their investment even if the Company’s Class A ordinary shares trade below the price initially paid for the Class A ordinary shares in the IPO and the Company’s public shareholders experience a negative rate of return following the completion of the Business Combination.

(3)	the Sponsor paid $2,865,000 to purchase an aggregate of 2,865,000 Private Placement Warrants currently owned by the Sponsor’s shareholders at a price of $1.00 per Private Placement Warrant, each exercisable to purchase one Company Class A ordinary share at $11.50, subject to adjustment, and the Private Placement Warrants would be worthless — and the entire $2,865,000 warrant investment would be lost — if we do not consummate a business combination by the Final Redemption Date. As of March 14, 2023, the most recent practicable date prior to the date of this proxy statement/prospectus, the aggregate market value of these shares, if unrestricted and freely tradable, would be $[●], based upon a closing price of $[●] per public share on Nasdaq (and will have zero value if neither the Business Combination nor any other business combination is completed on or before the Final Redemption Date).

(4)	the Sponsor’s shareholders and our directors and executive officers have agreed to waive their rights to liquidating distributions from the trust account with respect to any Company shares (other than public shares) held by them if we fail to complete an initial business combination by the Final Redemption Date. As a result of waiving liquidating distributions, if we fail to complete an initial business combination by the Final Redemption Date, the Sponsor’s shareholders and our directors and executive officers would lose $2,865,000 for the purchase of Private Placement Warrants, and $25,000 for the purchase of the Founder Shares.

(5)	Our directors and officers have agreed to waive their redemption rights with respect to Company shares (other than public shares) held by them for no consideration.

(6)	With respect to redemptions, holders of Founder Shares may have different incentives than holders of the Company’s Class A ordinary shares with respect to the completion of any proposed business combination and/or the exercise of a right to redeem. In particular, holders of Founder Shares are not entitled to participate in any redemption with respect to such shares. The value of the Founder Shares is dependent on our consummation of a business combination. In the event that we do not consummate a business combination, the Founder Shares would be rendered valueless. Holders of the Company’s Class A ordinary shares, on the other hand, will ultimately be entitled to exercise redemption rights and receive the value of their redeemed shares even if we do not complete a business combination. Therefore, the interests of holders of Founder Shares and Class A ordinary shares may not be aligned.

(7)	The Sponsor’s shareholders and our officers and directors will lose their entire investment in the Company and will not be reimbursed for any out-of-pocket expenses if we do not consummate an initial business combination by the Final Redemption Date.

(8)	If the Trust Account is liquidated, including in the event that we are unable to complete an initial business combination, the Sponsor has agreed that it will indemnify the Company if and to the extent that any claims by a third party (other than the independent public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such indemnification will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

(9)	Our directors and officers may enter into future compensatory arrangements with Avanseus or any other business combination target after the closing of the business combination.

See the section entitled “The general meeting — Interests of our Sponsor, Anchor Investors, Directors and Officers.”

Do I have appraisal rights if I object to the Extension Amendment Proposal and/or the Trust Amendment Proposal?	Our shareholders do not have appraisal rights in connection with the Extension Amendment Proposal and/or the Trust Amendment Proposal.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?

If you are a holder of record of our shares, you may vote via live webcast. You will be able to attend the general meeting online, vote and submit your questions during the general meeting by visiting https://www.cstproxy.com/fatprojects/2023.

To access the virtual online general meeting, you will need your 12-digit control number to vote electronically at the general meeting. Whether or not you plan to attend the general meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the general meeting and vote online if you have already voted by proxy.

How do I redeem my Class A ordinary shares?

Each of our public shareholders who are not founders, officers or directors may submit an election that, if the Extension is implemented, such public shareholder elects to redeem all or a portion of such public shareholder’s public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. You will also be able to redeem your public shares in connection with any business combination, or if we have not consummated a business combination by the Extended Deadline.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on April 12, 2023 (two business days before the general meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004-1561

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental Stock Transfer & Trust Company in order to validly redeem its shares.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Laurel Hill Advisory Group LLC to assist in the solicitation of proxies for the general meeting. We have agreed to pay the Proxy Solicitor a fee of $13,500. We will also reimburse the Proxy Solicitor for reasonable out-of-pocket expenses and will indemnify the Proxy Solicitor and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my Questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor by calling 855-414-2266 or send an email to FATP@LaurelHill.com.

If you have questions regarding the certification of your position or delivery of your shares, please contact:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004-1561

Attention: SPAC Redemptions

E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to effect the Extension Amendment Proposal and the Trust Amendment Proposal;

●	our ability to finance or consummate a business combination, including the proposed business combination with Avanseus;

●	our ability to complete our initial business combination;

●	the anticipated benefits of our initial business combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account;

●	unanticipated delays in the distribution of the funds from the Trust Account;

●	our financial performance;

●	our executive officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving a business combination, as a result of which they would then receive expense reimbursements or other benefits;

●	claims by third parties against the Trust Account; or

●	the competitive environment in which our successor will operate following our initial business combination.

You should carefully consider these risks, in addition to the risk factors set forth in the section entitled “Risk Factors” in our other filings with the SEC, including the final prospectus on Form 424(b)(4) filed with the SEC related to the IPO dated October 12, 2021 (File No. 333- 258766), the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed on March 13, 2023. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements). The documents we file with the SEC, including those referred to above, discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC on March 13, 2023, and in the other reports we file with the SEC before making a decision on how to vote on the proposals at the general meeting. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected, or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that our initial business combination will be consummated prior to the Extended Deadline. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of our initial business combination with Avanseus following the SEC declaring the Registration Statement effective, which includes our preliminary proxy statement/prospectus for our initial business combination. The Registration Statement has not been declared effective by the SEC, and the Company cannot complete the Business Combination unless the Registration Statement is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Registration Statement effective.

We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all.

Furthermore, under the terms of the Business Combination Agreement, the Company is required to use its commercially reasonable efforts to enter into and consummate subscription agreements with investors relating to a private equity investment and/or backstop arrangements in connection with the transactions (the “PIPE Investment”) contemplated under the proposed Business combination. However, a PIPE Investment is not a condition of closing the Business Combination and thus there is no assurance that a PIPE Investment will occur. Moreover, there is no assurance after any redemptions occur, that the Company will be left with sufficient cash to consummate our initial business combination on commercially acceptable terms, or at all.

The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Regulatory delays could cause us to be unable to consummate the Business Combination.

We are not aware of any material regulatory approvals or actions that are required for completion of the Business Combination besides the SEC declaring the Company’s Registration Statement effective. It is presently contemplated that if any such additional regulatory approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

Because we have only a limited time to complete our initial business combination, even if we are able to effect the Extension, our failure to obtain any required regulatory approvals in connection with the Business Combination or to resolve the above-mentioned investigations within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $[●] per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We are likely to be deemed a “foreign person” under U.S. foreign investment regulations which might impose conditions on the consummation of the Business Combination and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Committee on Foreign Investment in the United States (“CFIUS”) has authority to review certain direct or indirect foreign investments in U.S. businesses. Among other things, CFIUS is authorized to require certain foreign investors to make mandatory filings and to self-initiate national security reviews of certain foreign direct and indirect investments in U.S. businesses if the parties to that investment choose not to file voluntarily. With respect to transactions that CFIUS considers to present unresolved national security concerns, CFIUS has the power to suspend transactions, impose mitigation measures, and/or recommend that the President block pending transactions or order divestitures of completed transactions when national security concerns cannot be mitigated. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, whether the target company is a U.S. business, the level of beneficial ownership and voting interests acquired by foreign persons, and the nature of any information, control or governance rights received by foreign persons. For example, any investment that results in “control” of a U.S. business by a foreign person is within CFIUS’ jurisdiction. CFIUS’ expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations further includes investments that do not result in control of a U.S. business by a foreign person but that afford foreign persons certain information or governance rights in a “TID U.S. business,” that is, a U.S. business that: (i) produces, designs, tests, manufactures, fabricates, or develops “critical technologies”; (ii) owns or operates certain “critical infrastructure”; and/or (iii) maintains or collects “sensitive personal data,” all as defined in the CFIUS regulations.

The Sponsor is a “foreign person” under CFIUS’ regulations. The Sponsor is organized under the laws of Singapore and its principal place of business is in Singapore. Fat Acquisition Corp Pte. Ltd., a Singapore private company limited by shares (the “Founder”), exercises control over the Sponsor. Fat Projects Pte. Ltd., a Singapore exempt private company limited by shares (“Fat Projects”), exercises control over the Founder. In addition, the Sponsor, the Founder and Fat Projects have substantial ties to foreign persons, given that certain of the members of their boards of directors and management are foreign persons and foreign persons provided a majority of the funds invested in the Sponsor.

As Avanseus is not currently conducting any business in the United States, FATP believes that Avanseus should not be considered a U.S. business for CFIUS purposes. If, however, Avanseus is considered a U.S. business and the Business Combination does fall within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business Combination, so we may be required to seek other potential targets. The pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy, which could delay our ability to close our initial business combination within the requisite time period, which means we may be required to liquidate. We could make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the business combination.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by CFIUS.

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

Any business combination in which we engage may be subject to notification requirements and review by CFIUS or another U.S. governmental agency, and while we do not believe that notification to CFIUS regarding the Business Combination is required, there can be no assurance that CFIUS or another U.S. governmental agency will not choose to review the Business Combination. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and, in the event that CFIUS reviews a business combination or one or more proposed or existing investments by investors, there can be no assurance that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to the transaction or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, investments by such investors (including, but not limited to, limits on purchasing FATP ordinary shares, limits on information sharing with such investors, requiring a voting trust, governance modifications, or forced divestiture, among other things).

If CFIUS elects to review a business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination could prevent us from completing our initial business combination prior to the then applicable Extended Deadline. If we are not able to consummate a business combination by the applicable Extended Deadline, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem 100% of our public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the board of directors, dissolve and liquidate, subject in each case to obligations to provide for claims of creditors and other requirements of applicable law. In addition, if we fail to complete an initial business combination by the applicable Extended Deadline, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its business combination within 12 months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 180 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company, which is consistent with the Extended Deadline sought hereunder from April 15, 2023 to January 15, 2024 by up to nine (9) one-month extension elections, as specifically described herein.

Since the Sponsor’ shareholders and the Anchor Investors will lose their entire investment in the Company if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the general meeting.

There will be no distribution from the Trust Account with respect to the Company’s Founder Shares or the Private Placement Warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor’s shareholders, the Anchor Investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares that were issued to the Sponsor prior to our IPO and Private Placement Warrants that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of our IPO. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return after an initial business combination, even if other holders of our shares experience a negative rate of return, due to the Sponsor having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our Sponsor and our directors and officers may have influenced their motivation in identifying and selecting Avanseus for its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a shareholder in connection with the proposals at the general meeting.

The completion of the Business Combination is subject to a number of important conditions, and the Business Combination Agreement may be terminated before the completion of the Business Combination in accordance with its terms. As a result, there is no assurance that the Business Combination will be completed.

The completion of the Business Combination is subject to the satisfaction or waiver, as applicable, of a number of important conditions set forth in the Business Combination Agreement, including the approval of the Business Combination by the FATP shareholders, the approval of the listing of the combined entity’s shares on Nasdaq, and several other customary closing conditions. If these conditions are not satisfied or, if the Business Combination Agreement is otherwise terminated by either party, we are unlikely to find another target for a business combination before the Extended Deadline.

We have incurred and expect to continue to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

Avanseus and we expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. Avanseus and we may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination Agreement, including all legal, accounting, consulting, investment banking and other fees, expenses and costs, will be paid by the combined company at or following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur substantial expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

Our common stock (and our warrants) may be subject to the “penny stock” rules in the future. It may be more difficult to resell securities classified as “penny stock.”

Our common stock and warrants may be subject to “penny stock” rules (generally defined as non-exchange traded stock with a per-share price below $5.00) in the future. While our common stock and warrants are currently not considered “penny stock” since they are listed on Nasdaq, if we are unable to maintain that listing and our common stock and warrants are no longer listed on Nasdaq, unless we maintain a per-share price above $5.00, our common stock and warrants will become “penny stock.” These rules impose additional sales practice requirements on broker-dealers that recommend the purchase or sale of penny stocks to persons other than those who qualify as “established customers” or “accredited investors.” For example, broker-dealers must determine the appropriateness for non-qualifying persons of investments in penny stocks. Broker-dealers must also provide, prior to a transaction in a penny stock not otherwise exempt from the rules, a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, disclose the compensation of the broker-dealer and its salesperson in the transaction, furnish monthly account statements showing the market value of each penny stock held in the customer’s account, provide a special written determination that the penny stock is a suitable investment for the purchaser, and receive the purchaser’s written agreement to the transaction.

Legal remedies available to an investor in “penny stocks” may include the following:

●	If a “penny stock” is sold to the investor in violation of the requirements listed above, or other federal or states securities laws, the investor may be able to cancel the purchase and receive a refund of the investment.

●	If a “penny stock” is sold to the investor in a fraudulent manner, the investor may be able to sue the persons and firms that committed the fraud for damage

These requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security that becomes subject to the penny stock rules. The additional burdens imposed upon broker-dealers by such requirements may discourage broker-dealers from effecting transactions in our securities, which could severely limit the market price and liquidity of our securities. These requirements may restrict the ability of broker-dealers to sell our common stock or our warrants and may affect your ability to resell our common stock and our warrants.

Many brokerage firms will discourage or refrain from recommending investments in penny stocks. Most institutional investors will not invest in penny stocks. In addition, many individual investors will not invest in penny stocks due, among other reasons, to the increased financial risk generally associated with these investments.

For these reasons, penny stocks may have a limited market and, consequently, limited liquidity. We can give no assurance at what time, if ever, our common stock or our warrants will not be classified as a “penny stock” in the future.

Penny stocks are generally considered to be high-risk investments. There are several factors that contribute to the high-risk nature of penny stocks, including:

●	Volatility: Penny stocks are known for their extreme price fluctuations. This volatility can be caused by a number of factors, including changes in the overall stock market, news about the company or industry, and changes in investor sentiment.

●	Lack of liquidity: Penny stocks are often traded on over-the-counter markets, which can make them more difficult to buy and sell. This lack of liquidity can increase the risk of large price swings and can make it difficult to exit a position if needed

●	Lack of information: Many penny stock companies are not required to file regular reports with the Securities and Exchange Commission (SEC), which means there may be limited information available to investors. This can make it difficult to evaluate the financial health of the company and to make informed investment decisions.

●	Manipulation: Because of their low trading volumes and lack of regulatory oversight, penny stocks can be vulnerable to market manipulation. This can include practices such as “pump and dump” schemes, where investors artificially inflate the price of a stock before selling their shares for a profit.

Overall, it’s important to approach penny stocks with caution and to thoroughly research any investment before making a decision. It’s also a good idea to diversify your portfolio and to limit your exposure to any one stock or sector.

BACKGROUND

We are a blank check company incorporated on April 16, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement/prospectus as our initial business combination. Based on our business activities, FATP is a “shell company” as defined under the Exchange Act, because we have no operations and nominal assets consisting almost entirely of cash.

There are currently 300,000,000 Class A ordinary shares authorized, of which [5,556,738] are issued and outstanding and [●] are subject to possible redemption and 30,000,000 Class B ordinary shares authorized, of which 2,875,000 are issued and outstanding. We also have outstanding 11,500,000 warrants underlying the units sold in IPO and 2,865,000 Private Placement Warrants issued to our Sponsor in a private placement simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one Class A ordinary share at an exercise price of $11.50 per share. At the time of the IPO, the Sponsor sold 750,000 Founder Shares to the Anchor Investors, and promptly after the completion of the FATP IPO, the Sponsor distributed the remaining Funder Shares and all of the Private Placement Warrants to its shareholders. Therefore, the Sponsor itself no longer holds any of the Private Placement Warrants or Founder Shares.

The warrants will not become exercisable until the later of the completion of our initial business combination and 12 months from the closing of our IPO and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. We have the ability to redeem outstanding warrants at any time after they become exercisable and prior to their expiration, at a price of $0.01 per warrant, provided that the reported last sale price of shares of the Class A ordinary shares equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading-day period commencing once the warrants become exercisable and ending on the third business day prior to the date on which we give proper notice of such redemption and provided certain other conditions are met.

The Founder Shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we expect all of the Sponsor’s shareholders to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, though they are not required to do so.

A total of $115,000,000 comprised of the proceeds from our IPO and a portion of the proceeds from the simultaneous sale of the Private Placement Warrants were placed in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 180 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act, until the earlier of (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

Approximately $56,394,469.44 was held in the Trust Account as of March 14, 2023. The mailing address of the Company’s principal executive office is 27 Bukit Manis Road, Singapore, 099892.

Avanseus Business Combination

As previously announced, we entered into the Business Combination Agreement on August 26, 2022 with Avanseus and Merger Sub. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination. For more information about the Business Combination, see our Current Report on Form 8-K filed with the SEC on September 1, 2022 and our Registration Statement.

The FATP Board believes it will not be able to effect the Business Combination by April 15, 2023. The Extension Amendment Proposal and the Trust Amendment Proposal are essential to allowing us more time to obtain approval for any proposed business combination at a general meeting of its shareholders and consummate any proposed business combination prior to the Extended Deadline and to reduce our cost to extend the Termination Date to the Extended Deadline. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension Amendment. The FATP Board believes that, given the Company’s expenditure of time, effort and money on a proposed business combination, circumstances warrant providing public shareholders an opportunity to effect the Business Combination. Without the Extension, the FATP Board believes that there is significant risk that we might not, despite our best efforts, be able to complete the Business Combination on or before April 15, 2023. If that were to occur, we would be precluded from completing the Business Combination and would be forced to liquidate even if our shareholders are otherwise in favor of consummating the Business Combination.

You are not being asked to vote on the Avanseus Business Combination or any other proposed business combination or any other business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or if we have not consummated a business combination by the Extended Deadline.

THE EXTENSION AMENDMENT PROPOSAL

The Extension Amendment Proposal

We are proposing to amend the Existing Company Charter to remove all $5,000,001 net tangible assets requirements and thresholds, and to extend the date by which the Company has to consummate an initial business combination to the Extended Deadline, to obtain more time to complete the Business Combination. The Extension Amendment Proposal is required for the implementation of the FATP Board’s plan to change the structure and cost of the Company’s right to extend the date by which the Company must consummate an initial business combination.

If the Extension Amendment and the Trust Amendment are approved and implemented, the Company may, but is not obligated to, extend the period in which the Company must complete the Initial Business Combination up to nine more times, each by an additional one month, for an aggregate of up to nine additional months, provided that the Company or the Sponsor (or any of either of their affiliates or designees) will deposit, on or prior to (i) in case of the first such extension, the deadline for the Company to consummate a Business Combination prior to such extension, or the next business day if such deadline is not a business day, and (ii) for each subsequent extension, the last day of the immediately preceding extension for each such extension, or the next business day if such last day is not a business day (each a “Deadline Date”), into the Trust Fund the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension.

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the FATP Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

The FATP Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination and that it is in the best interests of our shareholders that we obtain the Extension Amendment. The FATP Board believes that the Business Combination will provide significant benefits to our shareholders. For more information about the Business Combination, see Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 1, 2022 and our Registration Statement.

A copy of the proposed amendment to the Existing Company Charter of the Company is attached to this Proxy Statement in Annex A.

Vote Needed to Approve the Extension Amendment Proposal

The affirmative vote of the holders of at least two-thirds of the outstanding FATP ordinary shares (with the Class A ordinary shares and the Founder Shares voting together as a single class) who, being present and entitled to vote at the general meeting, vote on the Extension Amendment Proposal at the general meeting will be required to approve the Extension Amendment Proposal. Shareholder approval of the Extension Amendment and Trust Amendment are required for the implementation of the FATP Board’s plan to revise the procedures and cost of extensions of the Termination Date by which we must consummate our initial business combination. Notwithstanding shareholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, subject to the terms of the Business Combination Agreement, the FATP Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our shareholders. Additionally, the Existing Company Charter and our IPO prospectus provide for all public shareholders to have an opportunity to redeem their public shares in the case of an amendment to the Existing Company Charter as described above. Because we continue to believe that a business combination would be in the best interests of our shareholders, and because we will not be able to conclude a business combination within the permitted time period, the FATP Board has determined to seek shareholder approval to change the structure and cost of the Company’s right to extend the date by which the Company must consummate an initial business combination. We intend to hold another shareholder meeting prior to the Extended Deadline in order to seek shareholder approval of the Business Combination.

Full Text of the Resolution to be Approved

“RESOLVED, that subject to and conditional upon the trust account, which is governed by the investment management trust agreement entered into between the Company and Continental Stock Transfer & Trust Company on October 12, 2021 as amended on January 13, 2023, having net tangible assets of at least US $5,000,001 as at the date of this resolution, the second amendment to the second amended and restated memorandum and articles of association, a copy of which is attached to the accompanying proxy statement as Annex A, be and is hereby adopted.”

Reasons for the Redemption Rights Associated with the Extension Amendment Proposal

The Existing Company Charter provides that if our shareholders approve an amendment to the Existing Company Charter (i) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete a business combination before April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), or (ii) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, we will provide our public shareholders with the opportunity to redeem all or a portion of their shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares. We believe that this provision of the Existing Company Charter was included to protect our public shareholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the Existing Company Charter and discussed in the prospectus associated with our IPO.

Reasons for the Extension Amendment Proposal

Pursuant to the Existing Company Charter the Company currently has until April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter) to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms unless extended as specifically provided in the Existing Company Charter. The purpose of the Extension Amendment is to change the structure and cost of the Company’s right to extend the date by which the Company must consummate an initial business combination and to provide that if any Extended Deadline ends on a day that is not a business day, such Extended Deadline will be automatically extended to the next succeeding business day. As previously announced, we entered into the Business Combination Agreement with Avanseus on August 26, 2022. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination.

If the Extension Amendment and the Trust Amendment are approved and implemented, the Company may, but is not obligated to, extend the period in which the Company must complete the Initial Business Combination up to nine more times, each by an additional one month, for an aggregate of up to nine additional months, provided that the Company or the Sponsor (or any of either of their affiliates or designees) will deposit, on or prior to (i) in case of the first such extension, the deadline for the Company to consummate a Business Combination prior to such extension, or the next business day if such deadline is not a business day, and (ii) for each subsequent extension, the last day of the immediately preceding extension for each such extension, or the next business day if such last day is not a business day (each a “Deadline Date”), into the Trust Fund the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension.

While we are using our best efforts to complete the Business Combination as soon as practicable, the FATP Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the FATP Board believes that in order to be able to consummate the Business Combination, we will need to change the structure and cost of the Company’s right to extend the date by which the Company must consummate an initial business combination.

If the Extension Amendment and the Trust Amendment are approved and implemented, subject to satisfaction of the conditions to closing in the Merger Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Deadline.

Without the Extension Amendment, we can obtain up to 3 one-month extensions to the Termination Date to July 15, 2023 if we request such one-month extensions before April 15, 2023, May 15, 2023, and June 15, 2023, respectively, and we or our Sponsor deposits $0.0575 per share for each Public outstanding as of the applicable Deadline Date for each extension. With the Extension Amendment, the cost to purchase one-month extensions is the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and we have not consummated the Business Combination by April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the FATP Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor’s shareholders and the Anchor Investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal Is Approved

Upon approval of the Extension Amendment Proposal by the requisite number of votes, the amendments to the Existing Company Charter that are set forth in Annex A hereto to change the structure and cost of the and to provide that if any Extended Deadline ends on a day that is not a business day, such Extended Deadline will be automatically extended to the next succeeding business day will become effective. The Company will remain a reporting company under the Exchange Act and its units, Class A ordinary shares and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Deadline.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with redemptions associated with the Redemption Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $56,394,469.44 held in the Trust Account as of March 14, 2023. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $[●] due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor’s shareholders and the Anchor Investors, the sole holders of our Founder Shares, will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal is approved but we do not consummate a business combination by the Extended Deadline, unless further extended, we will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations to provide for claims of creditors and other requirements of applicable law.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Deadline.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public shareholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Deadline.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE EXTENSION AMENDMENT PROPOSAL PRIOR TO 5:00 PM EASTERN TIME ON APRIL 12, 2023.

In connection with tendering your shares for redemption, prior to 5:00 pm. Eastern time on April 12, 2023 (two business days before the general meeting), you must elect either:

(1)	to physically tender your Class A ordinary shares share certificates to:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004-1561

Attn: Mark Zimkind

via email to: mzimkind@continentalstock.com

or

(2)	to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares.

The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on April 12, 2023 (two business days before the general meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, shareholders making the election will not be able to tender their shares after the vote at the general meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder.

It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their redemption decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on April 12, 2023 (two business days before the general meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public shareholder tenders its shares and decides prior to the vote at the general meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the general meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically).

You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the current amount in the Trust Account, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the general meeting. The closing price of the Company’s Class A ordinary shares on the record date was $[●].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A ordinary shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on April 12, 2023 (two business days before the general meeting). The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal

We are proposing to amend the Trust Agreement to conform the procedures in the Trust Agreement by which the Company may extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination to the procedures in the Extension Amendment.

If the Trust Amendment Proposal is not approved and we have not consummated the Business Combination by April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the FATP Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

Pursuant to the Trust Agreement, Continental agreed to liquidate the Trust Account after receipt of a Termination Letter (as defined therein) from the Company or upon the date which is the later of (i) 15 months after the closing of the Offering, and (ii) such later date as may be approved by the Company’s shareholders.

The FATP Board believes that given our expenditure of time, effort and money on the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination and that it is in the best interests of our shareholders that we obtain the Trust Amendment. The FATP Board believes that the Business Combination will provide significant benefits to our shareholders. For more information about the Business Combination, see Company’s Current Report on Form 8-K filed with the SEC on September 1, 2022 and our Registration Statement.

Vote Needed to Approve the Trust Amendment Proposal

The Trust Agreement provides that the affirmative vote of the holders of at least 65% of the total issued and outstanding shares of the Company is required to amend the relevant provisions of the Trust Agreement.

Reasons for the Trust Amendment Proposal

The Trust Agreement provides that Continental will liquidate the Trust Account after receipt of a Termination Letter (as defined therein) from the Company or upon the date which is the later of (i) 15 months after the closing of the Offering and (ii) such later date as may be approved by the Company’s shareholders. The purpose of the Trust Amendment is to conform the procedures in the Trust Agreement by which the Company may extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, to the procedures in the Extension Amendment. As previously announced, we entered into the Business Combination Agreement with Avanseus on August 26, 2022. Pursuant to the Business Combination Agreement, the parties agreed, subject to the terms and conditions of the Business Combination Agreement, to effect the Business Combination.

While we are using our best efforts to complete the Business Combination as soon as practicable, the FATP Board believes that there will not be sufficient time before the Termination Date to complete the Business Combination. Accordingly, the FATP Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Trust Amendment.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Business Combination), we intend to complete the Business Combination as soon as possible and in any event on or before the Extended Deadline.

Full Text of the Resolution to be Approved

“RESOLVED THAT subject to and conditional upon the Trust Account, which is governed by Trust Agreement, having net tangible assets of at least US$5,000,001 as at the date of this resolution, the Trust Agreement be amended in the form set forth in Annex B to the accompanying proxy statement to remove any $5,000,001 net tangible assets requirements or thresholds, and to allow the Company to extend the date by which the Company has to complete a business combination from April 15, 2023 to January 15, 2024 via nine (9) one-month extensions provided the Company deposits into its trust account the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension until January 15, 2024 unless the closing of the Company’s initial business combination shall have occurred.”

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved and we have not consummated the Business Combination by April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the FATP Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. In the event of a liquidation, our Sponsor’s shareholders and the Anchor Investors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Trust Amendment Proposal Is Approved

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes, the amendments to the Trust Agreement to conform the procedures in the Trust Agreement by which the Company may extend the date on which Continental must liquidate the Trust Account if the Company has not completed its initial business combination, to the procedures in the Extension Amendment will be made to the Trust Agreement so that the provisions of the Trust Agreement mirror what is in the Existing Company Charter as amended by the Extension Amendment.

If the Trust Amendment Proposal is approved but we do not consummate a business combination by the Extended Deadline, we will, unless further extended, (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses, and which interest shall be net of taxes payable), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board, liquidate and dissolve, subject to our obligations to provide for claims of creditors and other requirements of applicable law.

You are not being asked to vote on the Business Combination at this time. If the Extension Amendment and the Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Deadline.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion summarizes certain United States federal income tax considerations generally applicable to U.S. Holders (as defined below) who elect to have their Class A ordinary shares redeemed for cash pursuant to the exercise of a right to redemption in connection with a Redemption Election.

This discussion is limited to certain United States federal income tax considerations to such U.S. Holders who hold shares of the Class A ordinary shares as a capital asset under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is a summary only and does not consider all aspects of United States federal income taxation that may be relevant to a U.S. Holder exercising its right to redemption in light of such holder’s particular circumstances, including tax consequences to U.S. Holders who are:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	expatriates or former long-term residents of the United States;

●	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	partnerships (or entities or arrangements treated as partnerships or other pass-through entities for U.S. federal income tax purposes), or persons holding FATP securities through such partnerships or other pass-through entities; or

●	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not sought and do not intend to seek any rulings from the IRS regarding the Business Combination or an exercise of redemption rights by holders of Class A ordinary shares. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not change the accuracy of the statements in this discussion.

As used herein, the term “U.S. Holder” means a beneficial owner of Class A ordinary shares or warrants who or that is for United States federal income tax purposes: (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or other entity or arrangement classified as a partnership for United States federal income tax purposes) is the beneficial owner of our securities, the United States federal income tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Partnerships holding our securities and partners in such partnerships are urged to consult their own tax advisors.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH AN ELECTION. EACH REDEEMING U.S. HOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH U.S. HOLDER OF THE EXERCISE OF REDEMPTION RIGHTS THROUGH AN ELECTION, INCLUDING THE APPLICABILITY AND EFFECT OF ANY STATE, LOCAL, AND NON-U.S. TAX LAWS.

Redemption as Sale or Distribution

Subject to the PFIC rules discussed below, in the event that a U.S. Holder’s Class A ordinary shares are redeemed pursuant to a Redemption Election, the treatment of the transaction for United States federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder generally will recognize capital gain or loss and any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for such Class A ordinary shares exceeds one year. It is unclear, however, whether certain redemption rights described in the IPO prospectus may suspend the running of the applicable holding period for this purpose. If the redemption does not qualify as a sale of the Class A ordinary shares, it will be treated as a corporate distribution. In that case, the U.S. Holder generally will be required to include in gross income as a dividend the amount of the distribution to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles). To the extent those distributions exceed our current and accumulated earnings and profits, they will constitute a return of capital, which will first reduce your basis in your shares of the Class A ordinary shares, but not below zero, and then will be treated as gain from the sale of your Class A ordinary shares.

Whether a redemption pursuant to a Redemption Election qualifies for sale treatment will depend largely on the total number of Class A ordinary shares treated as held by the U.S. Holder (including any Class A ordinary shares constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after such redemption. The redemption generally will be treated as a sale of Class A ordinary shares (rather than as a corporate distribution) if such redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only our shares actually owned by the U.S. Holder, but also our shares that are constructively owned by such holder. A U.S. Holder may constructively own, in addition to shares owned directly, shares owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any shares the U.S. Holder has a right to acquire by exercise of an option, which would generally include shares of the Class A ordinary shares which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80 percent of the percentage of our outstanding voting shares actually and constructively owned by the U.S. Holder immediately before the redemption.

Prior to the Business Combination, the Class A ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the Class A ordinary shares actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the Class A ordinary shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of Class A ordinary shares owned by certain family members and the U.S. Holder does not constructively own any other of our shares. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if such redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a corporate distribution as described above. A U.S. Holder considering exercising its redemption right should consult its own tax advisor as to whether the redemption will be treated as a sale or as a corporate distribution under the Code.

Passive Foreign Investment Company (“PFIC”) Rules

A non-U.S. corporation will be classified as a PFIC for United States federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Because we are a blank check company, with no current active business, we believe that it is likely that we met the PFIC asset or income test for our taxable year ending December 31, 2021 and that we will meet the PFIC asset or income test for our current taxable year ending December 31, 2022. Accordingly, if a U.S. Holder did not make a timely qualified electing fund (“QEF”) election or a mark-to-market election for our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) shares of the Class A ordinary shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Class A ordinary shares or warrants, which would include a redemption pursuant to a Redemption Election if such redemption is treated as a sale under the rules discussed above, and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Class A ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Class A ordinary shares), which may include a redemption pursuant to a Redemption Election if such redemption is treated as a corporate distribution under the rules discussed above. Under these rules:

●	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Class A ordinary shares or warrants;

●	the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

●	the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

●	an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Redemption Election

A U.S. Holder will avoid the PFIC tax consequences described above in respect to shares of the Class A ordinary shares (but not our warrants) by making a timely and valid QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the U.S. Holder in which or with which our taxable year ends. A U.S. Holder generally may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

If a U.S. Holder has made a QEF election with respect to Class A ordinary shares for our first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such shares, (i) any gain recognized as a result of a redemption pursuant to a Redemption Election (if such redemption is treated as a sale under the rules discussed above) generally will be taxable as capital gain and no additional tax will be imposed under the PFIC rules, and (ii) to the extent such redemption is treated as a distribution under the rules discussed above, any distribution of ordinary earnings that were previously included in income generally should not be taxable as a dividend to such U.S. Holder. The tax basis of a U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends under the above rules. Similar basis adjustments apply to property if by reason of holding such property, the U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A U.S. Holder may not make a QEF election with respect to its warrants to acquire shares of the Class A ordinary shares. A U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed United States federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. U.S. Holders should consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.

If a U.S. Holder makes a QEF election after our first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Class A ordinary shares, the adverse PFIC tax consequences (with adjustments to take into account any current income inclusions resulting from the QEF election) will continue to apply with respect to such shares of the Class A ordinary shares unless the U.S. Holder makes a purging election under the PFIC rules. Under the purging election, the U.S. Holder will be deemed to have sold such Class A ordinary shares at their fair market value and any gain recognized on such deemed sale will be treated as an excess distribution, taxed under the PFIC rules described above. As a result of the purging election, the U.S. Holder will have a new basis and holding period in such Class A ordinary shares for purposes of the PFIC rules.

In order to comply with the requirements of a QEF election, a U.S. Holder must receive a PFIC annual information statement from us. There is no assurance that we will timely provide such required information statement.

Mark-to-Market Redemption Election

If we are a PFIC and Class A ordinary shares constitute marketable stock, a U.S. Holder may avoid the adverse PFIC tax consequences discussed above if such U.S. Holder, at the close of the first taxable year in which it holds (or is deemed to hold) Class A ordinary shares, makes a mark-to-market election with respect to such shares for such taxable year. Such U.S. Holder generally will include for each of its taxable years as ordinary income the excess, if any, of the fair market value of its Class A ordinary shares at the end of such year over its adjusted basis in its Class A ordinary shares. The U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted basis of its Class A ordinary shares over the fair market value of its Class A ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its Class A common stock will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of its Class A ordinary shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to warrants.

The mark-to-market election is available only for marketable stock, generally, stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including Nasdaq, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or mark-to-market election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of Class A ordinary shares or warrants should consult their own tax advisors concerning the application of the PFIC rules under their particular circumstances.

Information Reporting and Backup Withholding

Dividend payments with respect to Class A ordinary shares and proceeds from the sale, exchange or redemption of Class A ordinary shares may be subject to information reporting to the IRS and possible United States backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and a U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. U.S. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

THE GENERAL MEETING

Overview

Date, Time and Place. The general meeting of the Company’s shareholders will be held at [●] [a.m./p.m.] Eastern Time on April 14, 2023 via live webcast. You will be able to attend, vote your shares and submit questions during the general meeting via a live webcast available at https://www.cstproxy.com/fatprojects/2023. If you plan to attend the virtual online general meeting, you will need your 12-digit control number to vote electronically at the general meeting. Only shareholders who own shares as of the close of business on the record date will be entitled to attend the meeting.

Voting Power; record date. You will be entitled to vote or direct votes to be cast at the general meeting, if you owned the Company’s shares at the close of business on March 17, 2023, the record date for the general meeting. You will have one vote per proposal for each of the Company’s shares you owned at that time. The Company’s warrants do not carry voting rights.

Votes Required. Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least two-thirds of the Company’s ordinary shares, including the Class A ordinary shares and the Founder Shares, who, being present and entitled to vote at the general meeting, vote on the Extension Amendment Proposal at the general meeting, and the Trust Amendment Proposal will require the affirmative vote of holders of at least 65% of the outstanding Company’s ordinary shares, including the Class ordinary shares and the Founder Shares.

If you are the record holder of your shares and you do not sign and return your proxy or attend the general meeting in person, your shares will not be counted in connection with the determination of whether a valid quorum is established. If you hold your shares in “street name” through an account at a brokerage firm, custodian bank, or other nominee and you do not instruct your broker, bank or nominee on how to vote your shares, your shares will be counted as present at the general meeting for purposes of determining whether a quorum is present, but your broker, bank or nominee will not be able to vote your shares and your shares will count as broker non-votes.

Abstentions, broker non-votes and the failure of a record holder to appear at the general meeting either in person or by proxy will have the same effect as votes “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal. If a quorum is present at the general meeting, abstentions and broker non-votes will have no effect on the vote to approve the Adjournment Proposal.

At the close of business on the record date of the general meeting, there were [●] ordinary shares outstanding, each of which entitles its holder to cast one vote per proposal. The presence of holders of a majority of the outstanding shares either in person or represented by proxy is necessary to constitute a quorum for the general meeting.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote or vote “AGAINST” the Extension Amendment. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal and/or the Trust Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

The general meeting; Proxies; Board Solicitation; Proxy Solicitor. The general meeting will be held via live webcast. You will be able to attend the general meeting online, vote and submit your questions during the general meeting by visiting https://www.cstproxy.com/fatprojects/2023. To access the virtual online general meeting, you will need your 12 digit control number to vote electronically at the general meeting. Your vote or your proxy is being solicited by the FATP Board on the proposals being presented to shareholders at the general meeting. The Company has engaged Laurel Hill Advisory Group, LLC to assist in the solicitation of proxies for the general meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the general meeting if you are a holder of record of the Company’s shares. You may contact the Proxy Solicitor at 855-414-2266 (toll free) or by email to FATP@LaurelHill.com.

Registration. To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of our shares:

If your shares are registered in your name with our transfer agent and you wish to attend the meeting virtually, go to https://www.cstproxy.com/fatprojects/2023 and enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial shareholders who wish to attend the general meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent, a beneficial holder will receive an e-mail prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial shareholders should contact our transfer agent no later than 72 hours prior to the meeting date. Shareholders will also have the option to listen to the general meeting by telephone by calling:

●	Within the U.S. and Canada: +1 800-450-7155 (toll-free)

●	Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

The passcode for telephone access: 1565368#. You will not be able to vote or submit questions unless you register for and log in to the general meeting webcast as described herein.

Recommendation of the Board. After careful consideration, the FATP Board determined that each of the proposals is fair to and in the best interests of the Company and its shareholders. The FATP Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals.

Vote Required for Approval

The affirmative vote of holders of at least two-thirds of the Company’s ordinary shares, including the Class A ordinary shares and the Founder Shares, who, being present and entitled to vote at the general meeting, vote on the Extension Amendment Proposal at the general meeting will be required to approve the Extension Amendment Proposal, and the affirmative vote of holders of at least 65% of the Company’s outstanding ordinary shares, including the Class A ordinary shares and the Founder Shares, will be required to approve the Trust Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, the Extension Amendment and the Trust Amendment will not be implemented. If the Business Combination has not been consummated by April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), the Company will be required by the Existing Company Charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding public shares, which redemption will completely extinguish rights of public shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and the FATP Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations to provide for claims of creditors and other requirements of applicable law.

Shareholder approval of both the Extension Amendment and the Trust Amendment is required for the implementation of the FATP Board’s plan to change the structure and cost of the Company’s right to extend the date by which the Company must consummate an initial business combination. Therefore, the FATP Board will abandon and not implement such amendment unless our shareholders approve the Extension Amendment Proposal and the Trust Amendment Proposal.

On the record date, our Sponsor’s shareholders beneficially owned and were entitled to vote an aggregate of 2,125,000 Founder Shares, representing approximately [●]% of the Company’s issued and outstanding shares. Our Sponsor and our directors and officers do not intend to purchase shares of the Class A ordinary shares in the open market or in privately negotiated transactions in connection with the shareholder vote on the Extension Amendment and/or the Trust Amendment. We expect all of the Sponsor’s shareholders to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, though they are not required to do so.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of the FATP Board, you should keep in mind that our Sponsor, our Sponsor’s shareholders, the Anchor Investors and members of the FATP Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the Sponsor paid an aggregate of $25,000 for the 2,875,000 FATP Class B ordinary shares currently owned by the Sponsor’s shareholders and the Anchor Investors, and such securities will have a significantly higher value after the Business Combination. As of March 14, 2023, the most recent practicable date prior to the date of this proxy statement/prospectus, the aggregate market value of these shares, if unrestricted and freely tradable, would be $30,158,750, based upon a closing price of $10.49 per public share on Nasdaq on March 14, 2024 (and will have zero value if neither the Business Combination nor any other business combination is completed on or before the Final Redemption Date);

●	given the very low purchase price (of $25,000 in aggregate) that the Sponsor paid for the Founder Shares as compared to the price of the Class A ordinary shares sold in the IPO and the substantial number of Class A ordinary shares that the Sponsor’s shareholders will receive upon conversion of the Founder Shares in connection with the Business Combination, the Sponsor’s shareholders may earn a positive rate of return on their investment even if the Company’s Class A ordinary shares trade below the price initially paid for the Class A ordinary shares in the IPO and the Company’s public shareholders experience a negative rate of return following the completion of the Business Combination;

●	the Sponsor paid $2,865,000 to purchase an aggregate of 2,865,000 Private Placement Warrants currently owned by the Sponsor’s shareholders at a price of $1.00 per Private Placement Warrant, each exercisable to purchase one Company Class A ordinary share at $11.50, subject to adjustment, and the Private Placement Warrants would be worthless — and the entire $2,865,000 warrant investment would be lost — if we do not consummate a business combination by the Final Redemption Date. As of March 14, 2023, the most recent practicable date prior to the date of this proxy statement/prospectus, the aggregate market value of these shares, if unrestricted and freely tradable, would be $[●], based upon a closing price of $[●] per public share on Nasdaq (and will have zero value if neither the Business Combination nor any other business combination is completed on or before the Final Redemption Date);

●	the Sponsor’s shareholders and our directors and executive officers have agreed to waive their rights to liquidating distributions from the trust account with respect to any Company shares (other than public shares) held by them if we fail to complete an initial business combination by the Final Redemption Date. As a result of waiving liquidating distributions, if we fail to complete an initial business combination by the Final Redemption Date, the Sponsor’s shareholders and our directors and executive officers would lose $2,865,000 for the purchase of Private Placement Warrants, and $25,000 for the purchase of the Founder Shares;

●	Our directors and officers have agreed to waive their redemption rights with respect to Company shares (other than public shares) held by them for no consideration;

●	With respect to redemptions, holders of Founder Shares may have different incentives than holders of the Company’s Class A ordinary shares with respect to the completion of any proposed business combination and/or the exercise of a right to redeem. In particular, holders of Founder Shares are not entitled to participate in any redemption with respect to such shares. The value of the Founder Shares is dependent on our consummation of a business combination. In the event that we do not consummate a business combination, the Founder Shares would be rendered valueless. Holders of the Company’s Class A ordinary shares, on the other hand, will ultimately be entitled to exercise redemption rights and receive the value of their redeemed shares even if we do not complete a business combination. Therefore, the interests of holders of Founder Shares and Class A ordinary shares may not be aligned;

●	The Sponsor’s shareholders and our officers and directors will lose their entire investment in the Company and will not be reimbursed for any out-of-pocket expenses if we do not consummate an initial business combination by the Final Redemption Date;

●	If the Trust Account is liquidated, including in the event that we are unable to complete an initial business combination, the Sponsor has agreed that it will indemnify the Company if and to the extent that any claims by a third party (other than the independent public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.00 per public share due to reductions in the value of the trust assets, less taxes payable, provided that such indemnification will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act; and

●	Our directors and officers may enter into future compensatory arrangements with Avanseus or any other business combination target after the closing of the business combination.

FATP Board’s Reasons for the Extension Amendment Proposal and Trust Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the FATP Board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its shareholders. The FATP Board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal and recommends that you vote “FOR” such proposals.

The Existing Company Charter provides that the Company has until April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter) to complete the purposes of the Company including, but not limited to, effecting a business combination under its terms. The Existing Company Charter states that if the Company’s shareholders approve an amendment to the Existing Company Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), the Company will provide its public shareholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this provision in the Existing Company Charter was included to protect the Company public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Existing Company Charter.

If the Extension Amendment and the Trust Amendment are approved and implemented, the Company may, but is not obligated to, extend the period in which the Company must complete the Initial Business Combination up to nine more times, each by an additional one month, for an aggregate of up to nine additional months, provided that the Company or the Sponsor (or any of either of their affiliates or designees) will deposit, on or prior to (i) in case of the first such extension, the deadline for the Company to consummate a Business Combination prior to such extension, or the next business day if such deadline is not a business day, and (ii) for each subsequent extension, the last day of the immediately preceding extension for each such extension, or the next business day if such last day is not a business day (each a “Deadline Date”), into the Trust Fund the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension.

We believe that, given the Company’s expenditure of time, effort and money on finding an initial business combination and our entry into the Business Combination Agreement with Avanseus with respect to the Business Combination, circumstances warrant providing public shareholders an opportunity to consider the Business Combination. Because we continue to believe that the Business Combination would be in the best interests of our shareholders, the FATP Board has determined to seek shareholder approval of the Extension Amendment.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the Business Combination is approved and completed or the Company has not consummated another business combination by the Extended Deadline. After careful consideration of all relevant factors, the FATP Board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its shareholders.

The FATP Board unanimously recommends that our shareholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the FATP Board to adjourn the general meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal. In no event will the FATP Board adjourn the general meeting beyond April 15, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, the FATP Board may not be able to adjourn the general meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Full Text of the Resolution to be Approved

“RESOLVED THAT, the adjournment of the general meeting to a later date or dates to be determined by the chairman of the general meeting to permit further solicitation of proxies be confirmed, adopted, approved and ratified in all respects.”

Vote Required for Approval

The Adjournment Proposal must be approved by the affirmative vote of the holders of a majority of the then issued and outstanding shares of the ordinary shares of the Company who, being present and entitled to vote at the general meeting, vote on the Adjournment Proposal at the general meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the general meeting and will have no effect on the vote to approve the Adjournment Proposal.

Recommendation of the FATP Board

If presented, our board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s shares as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares;

●	each of our executive officers and directors that beneficially owns shares; and

●	all our officers and directors as a group.

As of the record date, there were [●] shares of the Class A ordinary shares and 2,875,000 shares of the Class B ordinary shares issued and outstanding. Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the Company’s warrants because such warrants are not exercisable within 60 days of the date of this proxy statement.

Name of Beneficial Owner(1)	Number of FATP Ordinary Shares	Percent of FATP Ordinary Shares
5% Holders
Boothbay Fund Management LLC Boothbay Absolute Return Strategies Ari Glass (1) 140 East 45th Street, 14th Floor New York, NY 10017	1,025,000	12.16%
Saba Capital Management, L.P. Boaz R. Weinstein Saba Capital Management GP, LLC (2) 405 Lexington Avenue, 58th Floor New York, New York 10174	1,139,400	13.51%
D.E. Shaw Valence Portfolios, L.L.C. D.E. Shaw & Co., L.L.C. D.E. Shaw & Co., L.P. David E. Shaw (3) 1166 Avenue of the Americas, 9th Floor New York, NY 10174	1,100,000	13.05%
Polar Asset Management Partners Inc. (4) 16 York Street, Suite 2900 Toronto, ON Canada M5J OE6	675,000	8.01%
ATW SPAC Management LLC Antonio Ruiz-Gimenez (5) 7969 NW 2nd Street, #401 Miami, FL 33126	950,000	11.27%
Glazer Capital, LLC (6) Paul J. Glazer 250 West 55th Street, Suite 30A, New York, New York 10019	868,045	10.29%
Periscope Capital Inc. (7) 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2	582,184	6.90%
Tempo Opportunities Fund LLC (8) RPO LLC J. David Rogers 6 Landmark Square, 4th Floor, Stamford, CT 06901	355,872	4.22%
Feis Equities LLC (9) Lawrence M. Feis 20 North Wacker Drive, Suite 2115, Chicago, Illinois 60606	475,000	5.63%
Fat Projects SPAC Pte. Ltd. (10) 27 Bukit Manis Road Singapore, 099892	816,411	9.68%

FATP Directors & Executive Officers(11)
Tristan Lo (12)	816,411	9.68%
David Andrada (12)	816,411	9.68%
Nils Michaelis (13)	88,542	1.05%
Abel Alexandre (14)	88,542	1.05%
Tina Wyer (15)	88,542	1.05%
Stanton Sugarman (16)	88,542	1.05%
Samir Addamine (17)	177,083	2.10%
Alex Bono (18†)	129,404	1.53%
All FATP executive officers and directors as a group (8 individuals)	1,477,066	17.52%

Notes:

*	Less than 1%.
†	The most recent Schedule 13G or 13G/A on file with the SEC is dated in 2021 and may not accurately reflect current holdings.

(1)	Includes 75,000 FATP Class B Ordinary Shares and FATP Class A Ordinary Shares included in a Schedule 13G dated October 19, 2021. The Schedule 13G states that these shares are held by one or more private funds, which are managed by Boothbay Fund Management, LLC, a Delaware limited liability company. Ari Glass is the Managing Member of Boothbay Fund Management, LLC. The Schedule 13G indicates that Boothbay Absolute Return Strategies LP shares beneficial ownership of 636,500 of these shares. The beneficial ownership percentage listed in the table above reflects the correct beneficial ownership percentage held by Boothbay Fund Management, LLC and Ari Glass following redemption of 6,058,262 of the Company’s Class A ordinary shares in connection with the January 13, 2023 shareholders meeting. The beneficial ownership percentage currently ascribed to Boothbay Absolute Return Strategies LP is 11.45%.
(2)	Includes 75,000 FATP Class B Ordinary Shares and FATP Class A Ordinary Shares included in a Schedule 13G/A filed with the SEC on February 14, 2023. The Schedule 13G/A states that Saba Capital Management, L.P., Boaz R. Weinstein, and Saba Capital Management GP, LLC have entered into a Joint Filing Agreement, dated October 22, 2021, pursuant to which the reporting persons have agreed to file the Schedule 13G and any subsequent amendments thereto jointly in accordance with the provisions of Rule 13d-1(k)(1) under the Exchange Act. The Schedule 13G/A states that the filing of the statement should not be construed as an admission that any of the reporting persons is, for the purposes of Section 13 of the Exchange Act, the beneficial owner of the securities reported herein. The beneficial ownership percentage listed in the table above reflects the correct beneficial ownership percentage ascribed to Saba Capital Management, L.P., Boaz R. Weinstein, and Saba Capital Management GP, LLC following redemption of 6,058,262 of the Company’s Class A ordinary shares in connection with the January 13, 2023 shareholders meeting. The Schedule 13G/A reported a beneficial ownership of 9.5% of the Class A ordinary shares.
(3)	Includes 75,000 FATP Class B Ordinary Shares and FATP Class A Ordinary Shares included in a Schedule 13G dated October 15, 2021. The Schedule 13G states that David E. Shaw does not own any shares directly. By virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co., Inc., which is the general partner of D. E. Shaw & Co., L.P., which in turn is the investment adviser of D. E. Shaw Valence Portfolios, L.L.C., and by virtue of David E. Shaw’s position as President and sole shareholder of D. E. Shaw & Co. II, Inc., which is the managing member of D. E. Shaw & Co., L.L.C., which in turn is the manager of D. E. Shaw Valence Portfolios, L.L.C., David E. Shaw may be deemed to have the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 1,025,000 shares as described above and, therefore, David E. Shaw may be deemed to be the beneficial owner of such shares. David E. Shaw disclaims beneficial ownership of such 1,025,000 shares. The beneficial ownership percentage listed in the table above reflects the correct beneficial ownership percentage ascribed to these persons following redemption of 6,058,262 of the Company’s Class A ordinary shares in connection with the January 13, 2023 shareholders meeting. The Schedule 13G filed by D.E. Shaw Valence Portfolios, L.L.C., D.E. Shaw & Co., L.L.C., D.E. Shaw & Co., L.P., and David E. Shaw with the SEC on October 25, 2021, reported a beneficial ownership of 8.8% of the Class A ordinary shares.
(4)	Includes 75,000 FATP Class B Ordinary Shares and FATP Class A Ordinary Shares included in a Schedule 13G/A filed with the SEC on February 14, 2023. The Schedule 13G/A states that it is filed by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada, which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company with respect to the shares directly held by Polar Asset Management Partners Inc.
(5)	Includes FATP Class A Ordinary Shares included in a Schedule 13G dated December 31, 2021. The Schedule 13G states that the shares are held by one or more separately managed accounts managed by ATW SPAC Management LLC, a Delaware limited liability company, which has been delegated exclusive authority to vote and/or direct the disposition of such shares held by such separately managed accounts, which are sub-accounts of one or more pooled investment vehicles managed by a Delaware limited liability company. Antonio Ruiz-Gimenez is the Managing Member of ATW SPAC Management LLC. The beneficial ownership percentage listed in the table above reflects the correct beneficial ownership percentage ascribed to ATW SPAC Management LLC and Antonio Ruiz-Gimenez following redemption of 6,058,262 of the Company’s Class A ordinary shares in connection with the January 13, 2023 shareholders meeting. The Schedule 13G filed by ATW SPAC Management LLC and Antonio Ruiz-Gimenez with the SEC on February 14, 2023, reported a beneficial ownership of 8.18% of the Class A ordinary shares.
(6)	Includes 75,000 FATP Class B Ordinary Shares and FATP Class A Ordinary Shares included in a Schedule 13G filed by Glazer Capital, LLC and Paul J. Glazer with the SEC on February 13, 2023. The beneficial ownership percentage listed in the table above reflects the correct beneficial ownership percentage ascribed to Glazer Capital, LLC and Paul J. Glazer following redemption of 6,058,262 of the Company’s Class A ordinary shares in connection with the January 13, 2023 shareholders meeting. The Schedule 13G reported a beneficial ownership of 6.83% of the Class A ordinary shares.

(7)	Includes FATP Class A Ordinary Shares included in a Schedule 13G filed by Periscope Capital Inc. with the SEC on February 13, 2023. The beneficial ownership percentage listed in the table above reflects the correct beneficial ownership percentage ascribed to Periscope Capital Inc. following redemption of 6,058,262 of the Company’s Class A ordinary shares in connection with the January 13, 2023 shareholders meeting. The Schedule 13G reported a beneficial ownership of 5.01% of the Class A ordinary shares.
(8)	Includes FATP Class A Ordinary Shares included in a Schedule 13G filed by Tempo Opportunities Fund LLC, RPO LLC and J. David Rogers with the SEC on February 13, 2023. The beneficial ownership percentage listed in the table above reflects the correct beneficial ownership percentage ascribed to Tempo Opportunities Fund LLC, RPO LLC and J. David Rogers following redemption of 6,058,262 of the Company’s Class A ordinary shares in connection with the January 13, 2023 shareholders meeting. The Schedule 13G reported a beneficial ownership of 6.54% of the Class A ordinary shares.
(9)	Includes 75,000 FATP Class B Ordinary Shares and FATP Class A Ordinary Shares included in a Schedule 13G/A filed by Feis Equities LLC and Lawrence M. Feis with the SEC on January 18, 2023.
(10)	Fat Projects SPAC Pte. Ltd. is our sponsor and it is controlled by Mr. Lo and Mr. Andrada. The shares listed for our sponsor are the same shares listed for each of Mr. Lo and Mr. Andrada, which are the same shares for each of them and are FATP Class B Ordinary Shares held of record by Fat Projects International Investments Ltd., which is controlled by Mr. Lo and Mr. Andrada.
(11)	Unless otherwise noted, the business address of each of these entities and individuals is 27 Bukit Manis Road, Sentosa Golf Club, Singapore, 099892.
(12)	The shares listed for each of Mr. Lo and Mr. Andrada are the same shares and are FATP Class B Ordinary Shares held of record by Fat Projects International Investments Ltd., which is controlled by Mr. Lo and Mr. Andrada.
(13)	These shares are FATP Class B Ordinary Shares and are held of record by Haller Bay Pte. Ltd., which is controlled by Mr. Michaelis.
(14)	These shares are FATP Class B Ordinary Shares and are held of record by Melody Investments & Advisory Pte. Ltd., which is controlled by Mr. Alexandre.
(15)	These shares are FATP Class B Ordinary Shares and are held of record by Wyer Investments Pty. Ltd., which is controlled by Ms. Wyer.
(16)	These shares are FATP Class B Ordinary Shares and are held of record by Sugarmilk Pte. Ltd., which is controlled by Mr. Sugarman.
(17)	These shares are FATP Class B Ordinary Shares and are held of record by Lafayette I SPV Pte. Ltd., which is controlled by Mr. Addamine.
(18)	These shares are FATP Class B Ordinary Shares. 40,862 shares are held of record by Mr. Bono, and the other 88,542 shares are held of record by SPAC Ventures and Investments Pte. Ltd., which is controlled by Mr. Bono.

In September 2021, FATP received expressions of interest from the Anchor Investors to purchase Units in the FATP IPO. Prior to the closing of the FATP IPO, FATP and the Sponsor entered into agreements with the Anchor Investors providing that the Sponsor would sell 75,000 of its FATP Class B Ordinary Shares at a purchase price of approximately $0.009 per share (which is the same price that the Sponsor paid FATP at the original issuance of such shares) to each Anchor Investor that purchased 990,000 Units in the FATP IPO. As all 10 Anchor Investors purchased their 990,000 Unit allotments, the Sponsor sold 75,000 of its FATP Class B Ordinary Shares to each Anchor Investor (for a total of 750,000 shares) at the closing of the FATP IPO. The Company accounted for the fair value in excess of consideration paid with respect to the number of Founder Shares sold to the Anchor Investors as an offering cost reflected as an increase to additional paid in capital offset by a reduction of the offering proceeds upon completion of the FATP IPO. The fair value of each Founder Share was determined to be $6.75. None of the Anchor Investors are affiliates of FATP, the Sponsor or any of the directors or officers of FATP. The “Anchor Investors” were:

1.	Boothbay Fund Management LLC on behalf of Boothbay Absolute Return Strategies LP and Boothbay Diversified Alpha Master Fund LP;

2.	D.E. Shaw Valence Portfolios LLC

3.	Feis Equities LLC

4.	Meteora Capital Partners LP and Glazer Special Opportunities Fund I LP

5.	The K2 Principal Fund LP

6.	Kepos Alpha Master Fund L.P. and Kepos Special Opportunities Master Fund L.P.

7.	Polar Multi-Strategy Master Fund

8.	Saba Capital Management LP

9.	Space Summit Opportunities Fund I LP

10.	The Mangrove Partners Master Fund Ltd.

Promptly following the completion of the FATP IPO, the Sponsor distributed all of its remaining Founder Shares to the Sponsor’s shareholders. Therefore, the Sponsor itself no longer holds any Company ordinary shares, and all of the Founder Shares are held by the Anchor Investors or the Sponsor’s shareholders.

The Sponsor purchased an aggregate of 2,865,000 Private Placement Warrants for a purchase price of $1.00 per whole warrant, or $2,865,000 in the aggregate, in a private placement that occurred simultaneously with the closing of the FATP IPO. Each Private Placement Warrant entitles the holder to purchase one FATP Class A Ordinary Share at $11.50 per share, subject to adjustment. The Private Placement Warrants (including the FATP Ordinary Shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of the Business Combination. In accordance with one of the permitted exceptions to the restrictions on transfer of the Private Placement Warrants, promptly after the completion of the FATP IPO, the Sponsor distributed all of the Private Placement Warrants to its shareholders as described below. Therefore, the Sponsor itself no longer holds any of the Private Placement Warrants, and all of the Private Placement Warrants are held by the Sponsor’s shareholders.

Prior to the FATP IPO, the Sponsor raised capital to fund transaction expenses for the FATP IPO by issuing redeemable preference shares in the Sponsor that entitled the investors to proceeds from the sale by the Sponsor of Founder Shares, Private Placement Warrants or FATP Class A ordinary shares upon the exercise of the Private Placement Warrants after the consummation of FATP’s initial business combination. In consultation with their tax advisors, the Sponsor and its investors determined that it would be advantageous for the Sponsor’s investors’ tax purposes if the Sponsor distributed its Founder Shares and Private Placement Warrants to the Sponsor’s investors promptly after the FATP IPO closing, so accordingly promptly after the FATP IPO closing the Sponsor distributed all its remaining Founder Shares and all of its Private Placement Warrants to its investors in a non-cash transaction.

SHAREHOLDER PROPOSALS

If the Extension Amendment Proposal and the Trust Amendment Approval are approved, we anticipate that the 2023 annual meeting of shareholders will be held no later than December 31, 2023.

If the Extension Amendment Proposal and the Trust Amendment Approval are not approved and the Company fails to complete a qualifying business combination on or before April 15, 2023 (or July 15, 2023 if we purchase the remaining one-month extensions currently allowed under the Existing Company Charter), there will be no annual meeting in 2023.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	If the shares are registered in the name of the shareholder, the shareholder should contact Laurel Hill at 855-414-2266 to inform us of his or her request; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at https://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the general meeting, you should contact the Company’s proxy solicitation agent at the following address, telephone number and email:

Laurel Hill Advisory Group, LLC

2 Robbins Lane

Jericho, NY 11753

Toll-Free: 855-414-2266

Email: FATP@laurelhill.com

If you are a shareholder of the Company and would like to request documents, please do so by April 10, 2023, in order to receive them before the general meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

THE PROPOSED

FIRST AMENDMENT TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF

FAT PROJECTS ACQUISITION CORP

ADOPTED BY SPECIAL RESOLUTION ON 14 APRIL 2023

FAT PROJECTS ACQUISITION CORP, a company limited by shares organized under the Companies Act (as amended) of the Cayman Islands (the “Company”), does hereby certify as follows:

1.	The name of the Company is Fat Projects Acquisition Corp. The Company’s original Memorandum and Articles of Association were filed with the General Registry of the Cayman Islands on April 16, 2021, and the Company’s Amended and Restated Memorandum and Articles of Association were adopted by Special Resolution on October 7, 2021 and amended pursuant to the First Amendment to the Amended and Restated Memorandum and Articles of Association dated as of January 12, 2023.

2.	This Second Amendment to the Amended and Restated Memorandum and Articles of Association was duly adopted by Special Resolution being the affirmative vote of holders of two thirds of the ordinary shares of the Company present and entitled to vote at a General Meeting of the Company’s shareholders held on 14 April 2023 at which a quorum of the Company’s shareholders was present.

3.	The following language shall be removed from Section 156(b): “provided that the Company shall not redeem or repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 either immediately prior to or upon consummation of the Company’s initial Business Combination and after payment of Underwriters’ fees and commissions or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the Company’s initial Business Combination.”

4.	The following language shall be removed from Section 159: “provided that the Company shall not consummate a Business Combination unless the Company’s net tangible assets are at least US$5,000,001 either immediately prior to or upon consummation of the Company’s initial Business Combination and after payment of Underwriters’ fees and commissions or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the Company’s initial Business Combination.”

5.	The following language shall be removed from Section 161 of the Existing Charter: “Notwithstanding the foregoing, the Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions.”

Annex A-1

6.	The text of Section (a) of Article 162 is hereby amended and restated to read in its entirety as follows:

“162. (a) In the event that either the Company does not consummate a Business Combination within 12 months after the closing of the IPO (or 15 months if the Company has filed a proxy statement, registration statement or similar filing for an initial Business Combination within 12 months from the consummation of the IPO but has not completed the initial Business Combination within such 12-month period), the Company may seek the Ordinary Resolution of the Public Shareholders for any extension beyond 12 months (or 15 months if the Company has filed a proxy statement, registration statement or similar filing for an Initial Business Combination within 12 months from the consummation of the IPO but has not completed the Initial Business Combination within such 12-month period) at a meeting called for such purpose. Public Shareholders will be offered the opportunity to vote on and/or redeem their Shares in connection with the approval of such extension beyond such 12-month or 15-month period. Alternatively, or in the event that there is an unsuccessful effort to obtain Public Shareholder approval for the proposed extensions(s), the Company may, but is not obligated to, extend the period in which the Company must complete the Initial Business Combination up to nine more times, each by an additional one month, for an aggregate of up to nine additional months, provided that the Company or the Sponsor (or any of either of their affiliates or designees) will deposit, on or prior to (i) in case of the first such extension, the deadline for the Company to consummate a Business Combination prior to such extension, or the next business day if such deadline is not a business day, and (ii) for each subsequent extension, the last day of the immediately preceding extension for each such extension, or the next business day if such last day is not a business day (each a “Deadline Date”), into the Trust Fund the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension (after giving effect to redemptions properly requested prior to such date with respect to the first such extension) in exchange for non-interest bearing, unsecured promissory notes payable upon consummation of an Initial Business Combination, which notes may be convertible at the option of the holder at any time after the consummation of the Company’s Initial Business Combination into warrants that are identical to the placement warrants (as defined in the registration statement) at a conversion price of $1.00 per warrant; and further provided in each case that the procedures relating to any such extension, as set forth in the agreement relating to the Trust Fund, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Fund and used to fund the redemption of the Public Shares in accordance with Article 160. Public Shareholders will not be offered the opportunity to vote on and/or redeem their Shares in connection with such extension. If the Company is unable to complete the Initial Business Combination within such 12-month period (or 15-month or up to 21-month period if the Company chooses to extend such period, as described in more detail in the registration statement, or as extended by the Company’s Shareholders in accordance with these Articles), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, subject to lawfully available funds therefor, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish Public Shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii) above, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.”

7.	The following language shall be removed from Section 162(b): “Notwithstanding the foregoing, the Company shall not redeem Public Shares in connection with such amendment that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions.”

Annex A-2

IN WITNESS WHEREOF, Fat Projects Acquisition Corp has caused this First Amendment to the Amended and Restated Memorandum and Articles of Association of the Company to be duly executed in its name and on its behalf by an authorized officer as of this 14 day of April 2023.

FAT PROJECTS ACQUISITION CORP

By:
Name:
Title:

Annex A-3

ANNEX B

FORM OF

AMENDMENT NO. 2 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 2 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of April 14, 2023, by and between Fat Projects Acquisition Corp, a Cayman Islands company limited by shares (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on October 15, 2021, the Company consummated its initial public offering of its units (the “Units”), each of which is composed of one Class A ordinary share of the Company with a nominal or par value $0.0001 per share (the “Class A ordinary shares”), and one redeemable warrant entitling the holder thereof to purchase one Class A ordinary share of the Company (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $115,000,000 of the gross proceeds of the Offering were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Class A ordinary shares included in the Units issued in the Offering pursuant to the Investment Management Trust Agreement made effective as of October 12, 2021, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, on October 5, 2022, the Company filed a registration statement on Form S-4 with U.S. Securities and Exchange Commission file number 333-267741 with respect to a Business Combination and thereby automatically extended the Company’s deadline to complete a Business Combination from October 15, 2022 to January 15, 2023;

WHEREAS, on January 13, 2023, pursuant to Shareholder approval, the Company extended the date before which the Company must complete a business combination and extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from January 15, 2023 to July 15, 2023 (or such earlier date after January 15, 2023 as determined by the Company’s board of directors) (the “Amendment No. 1”);

WHEREAS, the Company has again sought the approval of the holders of its Class A ordinary shares and holders of its Class B ordinary shares with nominal or par value $0.0001 per share (the “Class B ordinary shares”), at a Special Meeting to: (i) extend the date before which the Company must complete a business combination from April 15, 2023 to January 15, 2024 (or such earlier date after April 15, 2023 as determined by the Company’s board of directors) (the “Extension Amendment”) and (ii) extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from April 15, 2023 to January 15, 2024 (or such earlier date after April 15, 2023 as determined by the Company’s board of directors) (the “Trust Amendment”);

WHEREAS, holders of 65% of the then issued and outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, approved the Extension Amendment, and the Trust Amendment; and

WHEREAS, the parties desire to further amend the Original Agreement to, among other things, reflect further amendments to the Original Agreement contemplated by the Trust Amendment;

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

Annex B-1

1.	Amendments to Trust Agreement.

1.1. The fifth recital of the Original Agreement is hereby amended and restated to read in its entirety as follows:

WHEREAS, if a Business Combination is not consummated within the initial 15-month period following the closing of the Offering, the Sponsor or its affiliates or designees may extend such period by up to nine one-month periods (each an “Extension”) by depositing or causing to be deposited into the Trust Account no later than (i) the end of the 15-month period following the closing of the Offering with respect to the first Extension or the first business day thereafter if the last day of such period is not a business day, and (ii) with respect to the other Extensions, the end of the previous Extension, or the first business day thereafter if the last day of such period is not a business day, (each, an “Applicable Deadline”) the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each extension (after giving effect to redemptions properly requested prior to such date with respect to the first such extension), in each case in exchange for which the Sponsor or its affiliates or designees making the deposit will receive non-interest bearing, unsecured promissory notes for each Extension payable upon consummation of a Business Combination, which notes may be convertible at the option of the holder at any time after the consummation of the Company’s initial Business Combination into warrants that are identical to the placement warrants (as defined in the prospectus for the Offering) at a conversion price of $1.00 per warrant;

1.2. Section 1(k) of the Original Agreement is hereby amended and restated to read in its entirety as follows:

(k) Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit D hereto at least three business days prior to the Applicable Deadline, signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to the Applicable Deadline, the Trustee shall follow the instructions set forth in the Extension Letter.

1.3. Exhibit D to the Original Agreement is hereby deleted and replaced with the new Exhibit D attached to this Amendment.

2.	Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. The terms and provisions of this Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

Annex B-2

2.4. Jurisdiction and Venue. The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

2.5. Counterparts. This Amendment may be executed manually or electronically (such as by DocuSign®) in several original, PDF, photostatic, facsimile or other copy counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.6. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.7. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

Signatures on following page.

Annex B-3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

CONTINENTAL STOCK TRANSFER AND TRUST COMPANY, as Trustee

By:
Name:
Title:

FAT PROJECTS ACQUISITION CORP.

By:
Name:
Title:

Annex B-4

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

fwolf@continentalstock.com and cgonzalez@continentalstock.com

Re:	Trust Account No. [last four digits] Extension Letter

Ladies and Gentlemen:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between Fat Projects Acquisition Corp (the “Company”) and Continental Stock Transfer & Trust Company, dated as of October 12, 2021, as amended by Amendment No. 1 and Amendment No.2 thereto dated January 12, 2023 and April 14, 2023, respectively (as it may be subsequently amended, the “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from [date] to [date] (the “Extension”).

This Extension Letter shall serve as the notice required with respect to the Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $[insert applicable amount], which will be wired to you, into the Trust Account investments upon receipt.

This is the [_____] of up to nine Extension Letters.

Very truly yours,

Fat Projects Acquisition Corp.

By:
Name:
Title:

D-1

FAT PROJECTS ACQUISITION CORP

27 Bukit Manis Road

Singapore, 099892

GENERAL MEETING OF SHAREHOLDERS

April 14, 2023

YOUR VOTE IS IMPORTANT

Important Notice Regarding the Availability

of Proxy Materials for the General Meeting of Shareholders

to be held on April 14, 2023:

This notice of meeting and the accompanying

proxy statement are available at

https://www.cstproxy.com/fatprojects/2023.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FAT PROJECTS ACQUISITION CORP

FOR THE GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 14, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated [●], and Proxy Statement, dated [●], in connection with the general meeting to be held at [●] [a.m./p.m.] U.S. Eastern Time on April 14, 2023 as a virtual meeting (the “general meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints David Andrada, Tristan Lo and Nils Michaelis each individually (with full power to act alone), the attorneys and proxies of the undersigned, with full power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the general meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL (PROPOSAL 1), “FOR” THE TRUST AMENDMENT PROPOSAL (PROPOSAL 2) AND “FOR” THE ADJOURNMENT PROPOSAL (PROPOSAL 3), IF PRESENTED.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

Proposal 1 — Extension Amendment Proposal

IT IS RESOLVED, that subject to and conditional upon the trust account, which is governed by the investment management trust agreement entered into between the Company and Continental Stock Transfer & Trust Company on October 12, 2021 (the Trust Agreement), having net tangible assets of at least US$5,000,001 as at the date of this resolution, the second amendment to the second amended and restated memorandum and articles of association, a copy of which is attached to the accompanying proxy statement as Annex A, be and is hereby adopted which we refer to as the “Extension Amendment Proposal.”

FOR ☐   AGAINST ☐   ABSTAIN ☐

Proposal 2 — Trust Amendment Proposal

IT IS RESOLVED THAT subject to and conditional upon the Trust Account, which is governed by Trust Agreement, having net tangible assets of at least US$5,000,001 as at the date of this resolution, the Trust Agreement be amended in the form set forth in Annex B to the accompanying proxy statement to remove any $5,000,001 net tangible assets requirements or thresholds, and to allow the Company to extend the date by which the Company has to complete a business combination from April 15, 2023 to January 15, 2024 via nine (9) one-month extensions provided the Company deposits into its trust account the lesser of (x) $50,000 or (y) $0.05 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension until January 15, 2024 unless the closing of the Company’s initial business combination shall have occurred.”

FOR ☐   AGAINST ☐   ABSTAIN ☐

Proposal 3 — Adjournment Proposal

IT IS RESOLVED THAT, the adjournment of the general meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the general meeting be confirmed, adopted, approved and ratified in all respects, which we refer to as the “Adjournment Proposal.”

FOR ☐   AGAINST ☐   ABSTAIN ☐

Dated:               , 2023

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, IF SUCH PROPOSAL IS PRESENTED AT THE GENERAL MEETING. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.